UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

GUINNESS ATKINSON FUNDS

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

Registrant’s telephone number, including area code: (800-915-6566)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness Atkinson™ Funds

Annual Report

December 31, 2020

TABLE OF CONTENTS

1	Letter to Shareholders
6	Expense Examples
8	Alternative Energy Fund
19	Asia Focus Fund
26	Asia Pacific Dividend Builder Fund
34	China & Hong Kong Fund
42	Dividend Builder Fund
50	Global Energy Fund
62	Global Innovators Fund
70	Renminbi Yuan & Bond Fund
76	Statements of Assets and Liabilities
78	Statements of Operations
80	Statements of Changes in Net Assets
85	Financial Highlights
94	Notes to Financial Statements
108	Report of Independent Registered Public Accounting Firm
111	Liquidity Risk Management Program
112	Trustee and Officer Information
114	Privacy Notice
115	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

We can only hope that this last year will be the most tumultuous of our lifetimes. And while it sure didn’t seem like it in the early spring, 2020 turned out to be an excellent year for the stock markets. And, for the most part, an excellent year for the Guinness Atkinson Funds. That didn’t seem remotely possible when the global markets were at their depths. Maybe there is something to long-term investing after all.

The Fund that performed well was the Alternative Energy Fund, which produced an attractive total return for the year of 86.45%. A tip of the hat to the many investors in this Fund who have been long-term investors. We appreciate your loyalty and patience and trust that the last few years have been sufficiently rewarding. We launched the Alternative Energy Fund back in 2006 with the view that the future would belong to sustainable energy. That seems increasingly the case. We’ve now reached the point where sustainable energy is the cheapest form of energy in history.1 Simple economics should drive the era of clean, green energy.

The Global Innovators Fund continued its impressive long-term performance. The Global Innovators Investor class produced a total return of 36.17% for the year; the Institutional class produced a total return of 36.46%. It seems everyone is talking about innovation lately and investing in innovation has suddenly become the latest thing. We’re delighted that the world is coming around to our view that innovative companies have a competitive edge in the marketplace. The Global Innovators Fund is in its 23rd year and we know we have many investors that have been in the Fund since the beginning.

The Asian Funds all performed well in 2021. The Asia Focus Fund returned 25.93% for the year; the China & Hong Kong Fund returned 14.54% for the year; Asia Pacific Dividend Builder returned 13.90% for the year and the Renminbi Yuan & Bond Fund returned 8.89% for the year. We continue to believe that Asia’s growth and influence will likely persist throughout this century.

The Guinness Atkinson Dividend Builder Fund returned 12.26% for the year. This Fund stresses high-quality fundamentals as part of its investment process and that approach served us well during the stressful part of 2020. More importantly, we continue to believe that investing in high-quality dividend growers is an excellent investment style during this period of low interest rates.

The one Guinness Atkinson Fund which had a negative year was the Global Energy Fund, which produced a negative total return of 34.22%. The global economic contraction resulting from the pandemic was extremely negative for the price of oil, which at one-point last spring traded at a negative price. Like we said, 2020 was tumultuous.

But what about 2021? Well, we do have our views on what’s ahead and on how the pandemic plays out. It’s an optimistic view, of course, as that is both our nature and because our experience over our careers is that, despite some rather calamitous events and sharp downturns, markets tend to advance. Truthfully, we don’t know what 2021 will bring; we sure didn’t predict most of the events of 2020 a year ago.

We’d be remiss if we didn’t mention SmartETFs, a range of ETFs from Guinness Atkinson. SmartETFs started with our initial ETF, MOTO. SmartETFs Smart Transportation & Technology ETF (MOTO) launched in November 2019. In late 2020 we launched two additional ETFs, SmartETFs Sustainable Energy II ETF (a twin of the Alternative Energy Fund) and SmartETFs Advertising & Marketing Technology ETF (MRAD). We will have more news throughout the year on SmartETFs. For more information please visit www.smartetfs.com.

1 International Energy Agency (IEA) World Energy Outlook 2020. See page 202 and 214.

Consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a prospectus or summary prospectus with this and other information, please call (866) 307-5990 or visit our website at www.SmartETFs.com. Read the prospectus or summary prospectus carefully before investing.

Investing involves risk including the loss of principal.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Shares of the SmartETFs Funds are distributed by Foreside Fund Services, LLC.

Throughout this report are detailed commentaries on each of the Guinness Atkinson Funds prepared by our portfolio managers.

As usual, we appreciate the confidence you have placed in us and our management team and look ahead to what we hope is a great 2021.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds.

Sincerely,

Timothy Guinness	James Atkinson

The table below provides total return data for each of the Funds over the one, three, five, ten year and from inception periods through December 31, 2020. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2020.

Fund (inception date)	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	86.45%	27.06%	15.45%	2.06%	-3.76%	1.98% net; 3.00% gross
Asia Focus Fund (April 29, 1996)	25.93%	8.98%	15.76%	4.22%	4.47%	1.98% net; 2.27% gross
Asia Pacific Dividend Builder Fund (March 31, 2006)	13.90%	4.63%	11.25%	6.30%	6.50%	1.10% net; 4.02% gross
China & Hong Kong Fund (June 30, 1994)	14.54%	5.91%	12.73%	3.83%	7.61%	1.69%
Dividend Builder Fund (March 30, 2012)	12.26%	10.89%	12.07%	---	10.71%	0.68% net; 1.98% gross
Global Energy Fund (June 30, 2004)	-34.22%	-16.18%	-5.84%	-6.96%	2.22%	1.45% net; 1.91% gross
Global Innovators Fund Investor Class (December 15, 1998)	36.17%	15.78%	18.02%	15.07%	9.24%	1.24% net; 1.35% gross
Global Innovators Fund Institutional Class (December 31, 2015)	36.46%	16.06%	18.32%	15.21%	9.30%	0.99% net; 1.21% gross
Renminbi Yuan & Bond Fund (June 30, 2010)	8.89%	3.39%	3.20%	---	2.10%	0.90% net; 6.79% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending December 31, 2020.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated May 1, 2020) and are from the most recent audited financials (period ending December 31, 2019) at the time that prospectus was completed.

Morningstar Ratings as of December 31, 2020

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	Foreign Small/Mid Value	3 ««« (42 funds)	5 ««««« (42 funds)	5 ««««« (30 funds)	1 « (12 funds)
Asia Focus	Pacific/Asia ex-Japan	2 «« (58 funds)	3 ««« (58 funds)	4 «««« (55 funds)	1 « (31 funds)
Asia Pacific Dividend Builder	Pacific/Asia ex-Japan	3 ««« (58 funds)	2 «« (58 funds)	2 ««« (55 funds)	3 ««« (31 funds)
China & Hong Kong	China Region	3 ««« (79 funds)	3 ««« (79 funds)	3 ««« (70 funds)	2 «« (50 funds)
Global Energy	Energy Equity	4 «««« (75 funds)	4 «««« (75 funds)	4 «««« (68 funds)	3 ««« (54 funds)
Global Innovators Investor Class	Large Growth	3 ««« (1,197 funds)	2 «« (1,197 funds)	3 ««« (1,070 funds)	3 ««« (789 funds)
Global Innovators Institutional Class	Large Growth	3 ««« (1,197 funds)	2 «« (1,197 funds)	3 ««« (1,070 funds)	3 ««« (789 funds)
Renminbi Yuan & Bond	Emerging Markets Local Currency Bond	3 ««« (68 funds)	5 ««««« (68 funds)	2 «« (65 funds)
Dividend Builder	World Stock	4 «««« (760 funds)	4 «««« (760 funds)	4 «««« (631 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2021 Morningstar, Inc. All Rights Reserved.  The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July1, 2020 to December 31, 2020.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (07/01/20 to 12/31/20)	Expense Ratios During Period* (07/01/20 to 12/31/20)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,753.50	$13.70	1.98%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03	1.98%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,356.80	$11.73	1.98%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.18	$10.03	1.98%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Actual	$1,000.00	$1,252.40	$6.28	1.11%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.63	1.11%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,264.40	$8.65	1.52%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.71	1.52%
Guinness Atkinson Dividend Builder Fund Actual	$1,000.00	$1,195.20	$3.75	0.68%†
Guinness Atkinson Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.46	0.68%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,115.50	$7.76	1.46%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.41	1.46%†
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,275.60	$7.09	1.24%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.90	$6.29	1.24%†

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited) - Continued

Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,276.90	$5.72	1.00%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,093.60	$4.74	0.90%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%†

*	Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

†	Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund’s actual expenses would have been higher.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

1.	Performance
Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
Fund	86.45%	27.06%	15.45%	2.06%
Benchmark Index:
MSCI World Index (Net Return)	15.90%	10.51%	12.18%	10.67%

For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Guinness Atkinson Alternative Energy Fund is positioned to benefit from the many opportunities associated with the sustainable energy transition that we have discussed. As part of our investment process, we have identified a universe of 231 companies (market capitalisation of over USD$500m) that are most directly exposed to the theme, and classify them into the following four sub-sectors:

•	Displacement includes companies involved in the displacement or more efficient usage of existing hydrocarbon-based energy
•	Electrification includes companies involved specifically in the switching of hydrocarbon-based fuel demand towards electricity, especially for electric vehicles
•	Generation includes companies involved in the generation of sustainable energy, either pureplay companies or those transitioning from hydrocarbon-based fuels
•	Installation (Equipment) includes companies involved in the manufacturing of equipment for the generation and consumption of sustainable energy

Sustainable Energy equities delivered a very strong return in 2020 with the Guinness Atkinson Alternative Energy fund delivering 86.45% return in USD terms while the MSCI World Net Return index delivered 15.90% in 2020. This was the strongest return in recent history and there were some very notable differences to long term performance dynamics.

In terms of 2020 performance, as ever, there was significant divergence between the equity sub sectors so we provide a tour of our four key subsectors to highlight their share price performance trends in 2020.

Cash returns for companies in the Displacement sector fell in 2020 as a result of COVID-related business slowdowns. Efficiency businesses such as insulation, heating and lighting are exposed to the broader construction business cycle while alternative fuel businesses (of which nine were held in the fund) suffered profitability pressures from lower transportation fuel demand. Consensus estimates indicate that cash returns will rebound substantially in 2021 as COVID vaccines take hold and the business cycle recovers, taking cash returns back to match historic high levels at around 9%. The Displacement subsector has historically delivered the most stable cash returns within the sustainable energy fund universe.

Within Efficiency, the strongest performers were in the heating and insulation subsectors (up 53% on average) while the lighting and LED subsectors were weaker (up only 27% on average). The fund hailed an number of strong individual performers, including Ameresco (benefitting from increasing investment into US renewable energy efficiency and building upgrade projects), Kingspan (seeing improving outlook for their insulation products as building efficiency becomes a focus for governments) and also Nibe Industrier (benefitting from strongly increasing demand for ground source and air source heat pumps to replace conventional natural gas boilers).

The cash returns of the Electrification sector have been more volatile than the other subsectors as a number of the companies here are exposed to either the global auto manufacturing cycle or the battery metals commodity cycle. This cyclicality was particularly extreme in 2019 and 2020 as the auto cycle slowed and ultimately cash returns are likely to match the levels seen in the middle of the Financial Crisis in 2009. The cyclical weakness together with improving lithium ion battery costs will help to accelerate the transition to EVs and this should result in a CFROI recovery in 2021, albeit to levels slightly below the long run average level.

Within our Electric Vehicles sub sector, the weakest performers were the car component suppliers that suffered in the COVID-related auto slowdown although a recovery in the second half of the year led this group to average 26% annual total rate of return (TRR) in 2020 while those companies focussed on EV electronics fared better. The fund held five companies in this broader space (Aptiv, ON Semiconductor, Sensata, Hella and Gentherm).

Within our Battery sub sector, lithium ion battery manufacturers were the strongest performers, delivering a TRR of 108% on average in 2020. The fund benefitted from exposure to LG Chem and Samsung SDI here. Battery component suppliers were the weakest (+7%) with half of the group suffering negative TRR on average over the year while battery metal commodity companies, such as lithium, cobalt and nickel producers, delivered an average of 58% TRR.

The Generation sector delivered the most robust cash returns in 2020, although it was still down in absolute terms on the 2019 level. Generation has historically delivered the lowest and most stable CFROI since 2007 as utility and power generation businesses typically enjoy longer term pricing stability and are therefore more immune to business cycles. Nonetheless, CFROI should still improve further in 2021, reaching levels last seen in the late 2000s.

Within Generation, IPPs (independent power producers) were noticeably the strongest performers (+74%) with solar-dominated IPPs leading the pack and European IPPs noticeably better than global wind IPP peers. It was not a positive market for all companies however; a number of Latin American hydro IPPs and all of the waste-to-power IPPs in the universe delivered negative returns for 2020. The fund benefitted from its exposure to Albioma and China Longyuan during the year.

The Utility sub sector fared less well, delivering 3% TRR on average, with stronger performance coming from the larger European utilities that are well progressed in their energy transition plans (such as ENEL, Iberdrola and Enel) and weaker performance coming from Brazilian and Japanese utilities. The fund held only two utilities, Iberdrola and NextEra Energy, during the year.

The Installation subsector has historically delivered the most volatile cash return trend as many of the companies are subject to specific and often volatile supply, demand and pricing dynamics. While 2020 saw a clear acceleration in longer term demand expectations for renewable power equipment, the actual operating environment in 2020 worsened, with cash returns falling to just over 5%. Expectations are that demand growth will lead to an improvement in cash returns, with the measure reaching 7.5% and exceeding the most recent peak, seen in 2016.

The average TRR for solar equipment companies was a very impressive 175% in 2020, with Daqo New Energy, Enphase, SunPower and Flat Glass each delivering in excess of 400% TRRs over the year. The fund benefitted from positions in Daqo and EnPhase during the year.

The wind subsector also delivered very well, with an average TRR of 108%. Performance was strong across all of the seven companies in this concentrated subsector with blade manufacturer. The three holdings in the fund (TPI Composites and wind turbine manufacturers Vestas and Siemens Gamesa) delivered the strongest returns in the sub sector.

Other non-solar and wind equipment manufacturers delivered TRRs of 77% on average in 2020. The overall performance was dominated by exceptionally strong returns from the hydrogen and fuel cell-oriented sub sector driven by growing enthusiasm for the hydrogen economy. While all subsectors delivered positive TRRs, there were some pockets of weakness including meter and hydro equipment manufacturers (up only 12% and 9% respectively).

Indicative portfolio contribution analysis (2020)

Source: Bloomberg, Guinness Asset Management

2.	Activity

There were five switches in the portfolio during 2020:

During the first quarter, we sold our positions in Quanta Services, Huaneng Renewables, Wasion and Acuity Brands. Huaneng Renewables was acquired by its parent company, the China Huaneng Group, and has been delisted while the other three stocks were sold for company specific reasons; for example concern about near term margin and return progression for Acuity Brands or concern that future pipeline construction activity for Quanta Services might weaken.

In the fourth quarter, we sold our position in Kingspan, an Irish domiciled manufacturer of high-performance insulation and building envelopes with market leading positions in UK, Continental Europe, the Americas and Australasia. We sold these shares as we believed the valuation was becoming too optimistic.

We replaced with positions in NextEra Energy, Itron, SolarEdge, EnPhase and Hubbell Inc.

•	NextEra Energy Inc is based in Florida and operates in North America. It is the world’s largest utility and it generates more solar and wind energy than any other company in the world.

•	SolarEdge operates in the solar equipment value chain designing, manufacturing and selling DC optimised solar inverter systems. The company, headquartered in Israel, sells primarily to solar installers, EPCs, distributors, and equipment wholesalers primarily in North America and Europe.

•	EnPhase also operates in the solar equipment value chain designing, manufacturing and selling a semiconductor-based microinverter systems. Enphase, headquartered in California, sells its microinverter system primarily to distributors and also direct to large installers, OEMs, and strategic partners.

•	Itron is an equipment and service provider in the electricity and water industries. It has built a portfolio of smart networks, software, services, meters and sensors that are designed to help better manage electricity, gas and water resources.

•	Hubbell Inc is a US based electronic component manufacturer with a particular focus on energy efficiency products, services and equipment that are sold to equipment wholesalers/distributors and direct to utilities. The company is developing its products to satisfy major trends such as energy efficiency, climate change, urbanisation and digital technology

3.	Portfolio Position

The sector and geographic weightings of the portfolio at December 31, 2020 were as follows:

Sector breakdown	Dec. 31, 2020
Displacement
Efficiency	9.6%
Electrification
Battery	11.0%
Electric vehicles	15.7%
Generation
IPP	16.4%
Utility	7.3%
Installation
Equipment	33.9%
Cash	6.1%
Total	100%

Geographic breakdown	Dec 31, 2020
USA	33.4%
China	13.1%
Spain	7.6%
Canada	7.4%
South Korea	7.4%
France	6.8%
Sweden	3.6%
Denmark	3.6%
Germany	3.3%
Ireland	3.1%
Britain	2.8%
Israel	1.8%
Cash	6.1%

4.	Outlook

2020 was a banner year for the sustainable energy sector as policy makers globally promoted an acceleration of the energy transition to facilitate global decarbonisation, to support economic recovery via post-COVID stimulus packages and to satisfy social demand for a cleaner sustainable energy future. We are in the early stages of a long-run growth trend of the decarbonisation of the energy industry that is likely to provide many attractive investment opportunities. We expect this theme to remain central to the political and post-COVID stimulus debate in 2021 as it offers an economic solution to energy security, urban pollution and carbon emissions for most countries.

Global energy efficiency measures are likely to be below the required long-run trend again in 2021, as a result of low energy prices and weaker global economic activity. Contrasting this, efficiency efforts will remain central to government policy announcements and we expect a particular focus on buildings efficiency. A concerted effort in getting energy intensity improvements back to pre-pandemic levels would save the world economy around $2.5trn in 2021.

Within the electrification sector, we see upside to our expectation of 1,200 GWh of lithium-ion battery manufacturing capacity by 2023 as new capacity is increasingly added outside China. Battery raw materials are likely to be a focus, but government policy around greater lithium ion recycling could alleviate future demand concerns. Electric vehicle sales are likely to increase over 50% to more than 4mn sales in 2021, representing 5% of total light vehicle sales. Battery manufacturers will also see increased demand from solar developers, providing ‘solar + storage’ developments that provide fully dispatchable power for grids.

Solar installations are likely to average around 155 GW globally, up 26 GW on 2019 levels. The start of grid parity projects under the 14th Five Year Plan in China, the world’s largest installer, means that demand will be more sensitive to module prices this year. Solar manufacturing likely stays oversupplied all year with new capacity being added at lower marginal costs throughout the value chain, potentially keeping module prices lower and skewing global installation rates higher.

Wind installations potentially reach a plateau level of around 73 GW in 2021 with decline in onshore China (as a result of grid parity demands) and growth ex-China (helped by recent US tax credit changes). Significant subsidy free offshore tenders are expected in 2021, especially in Europe, heralding the economic development of a substantial new renewable energy form that could reach 200 GW of installed capacity by the end of the decade.

Improving economics and government support for decarbonisation technologies will continue in 2021 and will remain drivers of future growth for the sector. Long term sector growth will, typically, outstrip global economic growth rates and, therefore, we expect the growth of sustainable energy equities to outstrip the growth rates of global equities as well.

The Guinness portfolio of sustainable energy equities provides exposure to these growth themes and currently trades at a 13% premium to the MSCI World on 2021 P/E multiples and broadly in line on 2021 EV/EBITDA multiples. In aggregate, we expect investor interest in sustainable energy equities to grow further in 2021 as a result of increased individual, social and government pressures for consumers to become more energy efficient and for producers to increase their share of sustainable energy generation.

Jonathan Waghorn and Will Riley
January 2021

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Alternative Energy Fund

Growth of $10,000

Average Annual Total Return

Periods Ended December 31, 2020

One Year	Five Years	Ten Years
86.45%	15.45%	2.06%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2020

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

		Fund Managers:
# of Holdings in Portfolio:	30	Edward Guinness
Portfolio Turnover:	35.0%	Will Riley
% of Stocks in Top 10:	36.9%	Jonathan Waghorn

Top 10 Holdings (% of net assets)
TransAlta Renewables Inc.	4.1%
Siemens Gamesa Renewable Energy SA	3.9%
Samsung SDI Co., Ltd.	3.9%
Nextera Energy Inc.	3.7%
Iberdrola SA	3.7%
Nibe Industrier AB - B Shares	3.6%
First Solar Inc.	3.5%
LG Chem Ltd.	3.5%
Xinyi Solar Holdings Ltd.	3.5%
Schneider Electric SE	3.5%

Geographic Breakdown (% of net assets)
United States	33.7%	Sweden	3.6%
China	12.9%	Denmark	3.4%
Spain	7.6%	Germany	3.2%
Canada	7.4%	Ireland	3.1%
South Korea	7.4%	United Kingdom	2.8%
France	6.7%	Israel	1.8%

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 93.6%	Value

	Electrification: 32.7%
6,470	APTIV PLC	$842,976
12,580	Gentherm Inc.*	820,468
13,190	Hella GmbH & Co. KGaA	856,641
4,600	Hubbell Inc.	721,234
22,460	Johnson Matthey PLC	747,165
1,250	LG Chem Ltd.	951,292
26,330	ON Semiconductor Corp.*	861,781
1,790	Samsung SDI Co., Ltd.	1,036,233
6,490	Schneider Electric SE	942,012
15,940	Sensata Technologies Holding*	840,676
80,000	Tianneng Power International	193,570
		8,814,048

	Energy Efficiency: 7.0%
17,400	Ameresco PLC*	908,976
29,745	Nibe Industrier AB - B Shares	976,250
		1,885,226

	Renewable Energy Generation: 27.6%
14,920	Albioma SA	865,376
922,000	China Longyuan Power Group Corp. - H Shares	929,939
2,211,000	China Suntien Green Energy Corp. Ltd. - H Shares	681,284
69,040	Iberdrola SA	986,468
12,920	Nextera Energy Inc.	996,778
8,959	Ormat Technologies Inc.	808,819
26,050	Siemens Gamesa Renewable Energy SA	1,055,774
64,800	TransAlta Renewables Inc.	1,107,440
		7,431,878
	Renewal Equipment Manufacturing: 26.3%
17,380	Canadian Solar Inc.*	890,551
12,670	Daqo New Energy Corp.*	726,751
2,570	Enphase Energy Inc.*	450,958
9,640	First Solar Inc.*	953,589
9,000	Itron Inc.*	863,100
1,490	Solaredge Technologies Inc.*	475,489
16,140	TPI Composites Inc.*	851,869
3,845	Vestas Wind Systems A/S	909,945
356,200	Xinyi Solar Holdings Ltd.	943,754
		7,066,006

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 93.6%	Value

	Total Common Stocks	$25,197,158
	(cost $16,375,752)

	Total Investments in Securities	25,197,158
	(cost $16,375,752): 93.6%

	Other Assets less Liabilities: 6.4%	1,719,700

	Net Assets: 100.0%	$26,916,858

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

1.	Performance

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
Fund	25.93%	8.98%	15.76%	4.22%
Benchmark Index:
MSCI AC Far East Free ex japan index (net return)	26.04%	8.49%	14.03%	6.86%

(All performance data given in USD terms)

For the Fund’s current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The fund rose 25.93% in the year compared to the benchmark which fell 26.04%. After a weak first half when the Fund fell 7.19% compared to the market which fell 3.36%, the Fund came back strongly in the second half rising 35.68% compared to the market rise of 30.42%.

The COVID-19 pandemic has been the defining event of the past year and looks set to have a significant impact for some time to come. The World bank estimates the global economy contracted 4.4% in the past year and it is likely that China, which recorded 2.3% growth will be the only major economy to have expanded in 2020. China’s rapid economic rebound was led by manufacturing and trade; and Taiwan’s experience has been similar with its dominant technology sector experiencing only minimal disruption. Korea’s more diversified manufacturing economy saw growth in technology but weakness in its car industry, petrochemicals, steel-making and heavy industry. But overall, North Asia has emerged from the pandemic in a better position than many other countries having experienced less disruption and having had to spend less to support their economies. South-east Asia’s smaller economies have had a more challenging time, especially Thailand with its exposure to export manufacturing for the auto sector and its significant exposure to tourism.

The best performing markets during the year were China, Korea and Taiwan with Communication services, Consumer Discretionary, Health care, Technology and Materials the best performing sectors. Energy, Industrials and Real estate were the main laggards. Growth stocks were the best performers for the first ten months of the year which was the case in most markets, not just in Asia. The best performing markets during the year were China, Korea and Taiwan with Communication services, Consumer Discretionary, Health care, Technology and Materials the best performing sectors. Energy, Industrials and Real estate were the main laggards. Growth stocks were the best performers for the first ten months of the year which was the case in most markets, not just in Asia. Value stocks took the lead in the fourth quarter. The strongest sector performer was Information Technology, and in a turnaround from the first three quarters of year was supported by Energy, Financials and Materials. Korea and Indonesia led the way on a country basis both up over 30% with outperformance from also from Thailand, Australia and Taiwan.

The best performing stocks in the portfolio during the year were Novatek Microelectronics (Taiwan) Geely Automobile (China), TSMC (Taiwan), Baidu (China) and Samsung Electronics (Korea). Laggards were Largan Precision (Taiwan), Shenzhen Expressway (China), Anhui Conch Cement, KT&G (Korea) and Corporate Travel Management (Australia).

2.	Portfolio Changes

In 2020 we changed eight positions. We sold AAC Technologies (held since 2013) after it announced a negative profit warning and omitted its final dividend. We also sold Li & Fung (held since 2015) whose business model, which was already under pressure, came under additional pressure from COVID which made its ongoing restructuring even more challenging. In the second half, we sold positions in China Construction Bank (held since 2014), Noah Holdings (held since 2017), Qualcomm (held since 2017), EGCO in Thailand (held since 2003) and Public Bank in Malaysia (held since 2018). The aim has been to increase the portfolio’s earnings’ growth profile.

We have replaced these with JD.com one of China’s largest e-commerce companies, Shenzhou International, a well-diversified textiles and garment manufacturer with operations in China and Vietnam. We also bought six Mainland China share companies Beijing Oriental Yuhong, Inner Mongolia Yili Industrial, Sany Heavy Industry, Venustech Group, Wuxi Lead Intelligent and Nari Technology. This gives the Fund exposure to a diverse range of industries including specialist materials, food, heavy equipment, cybersecurity systems, specialist battery manufacturing equipment and electricity distribution infrastructure.

3.	Portfolio Position

The Fund is overweight to consumer discretionary, consumer staples, industrials and technology companies and is underweight financials, real estate and utilities. The fund is neutrally weighted to communication services, energy, health care, materials and industrials. On a country basis, the fund is overweight in China, and Australia, neutral to Singapore, Taiwan and Thailand and is underweight in Hong Kong, Indonesia, Korea and Malaysia.

4.	Outlook

At the end of the year the portfolio was trading on a forward Price Earnings (P/E) multiple of 21.0 times consensus estimated earnings for 2020 and 17.2 times consensus estimated earnings for 2021. This puts the Fund’s P/E on a premium to the market’s valuation of 7.4% based on consensus estimated market earnings for 2020 which we think is justified by the Fund’s earnings growth profile versus the market.

The earnings forecast by the consensus for the portfolio companies indicates a compound annual growth rate (CAGR) over the next three years to 2022 to be 13.3% per annum while that for the market is forecast to be 12.6%. In December consensus estimates for our companies increased for each of the next three years while those for the market came down for each of the next three years. These trends have continued into January with the Fund’s forecast 3-year earnings’ CAGR now 14.9% while that for the market has been scaled back to 11.2%.

The consensus outlook for world economic growth in 2021 is 5.2% and that for the US is 4% following estimated contraction in 2020 of -4.4% and -3.5% respectively. The regional economies of Asia ex Japan are expected by the consensus to expand 5.5% in 2021 following 0.8% growth in 2020. China is the dominant component in this aggregate and the economy there is expected to have grown 2.1% in 2020 and is forecast to grow 8.2% in 2021. The economies of Korea and Taiwan are expected to grow by 3%-4% having experience only modest contraction in 2020 in Korea and 2.4% growth in Taiwan, which is only a little below trend.

This economic differential between the region and the developed economies of Europe and US has been illustrated above in the form of shallower declines and quicker recovery in Purchasing Manager Indices, Consumer Sentiment measures and in market indicators such as earnings revisions and exchange rates. We believe the region is coming out of this pandemic stronger, relative to the rest of the world; economic support in terms of expenditure has been lower as countries, especially those of North Asia, have been more effective in controlling the spread and thus limiting the economic disruption from repeated lockdowns.

Another positive sign to emerge from the past couple of years is that Asia’s role in global supply chains appears to be robust, having been put to the test by US trade tariffs, sanctions and embargoes. This is another reminder, in our view, as to how far the region has come in the last twenty-five years in terms of industrial expertise, transport links and institutional robustness. The recent trade agreement in the region across fourteen countries seems to us a signal a new stage in development within the region and should further diversify it away from economic sensitivity to developed economies.

Edmund Harriss

January 2021

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing twelve months' earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Asia Focus Fund

Growth of $10,000

Average Annual Total Return
Periods Ended December 31, 2020

One Year	Five Years	Ten Years
25.93%	15.76%	4.22%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance of the Far East region excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2020

GUINNESS ATKINSON ASIA FOCUS FUND

		Fund Manager:
# of Holdings in Portfolio:	34	Edmund Harriss
Portfolio Turnover:	30.2%
% of Stocks in Top 10:	39.3%

Top 10 Holdings (% of net assets)
Geely Automobile Holdings Ltd.	4.5%
Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	4.4%
Baidu Inc.	4.4%
Hanon Systems	4.0%
Samsung Electronics Co., Ltd.	3.9%
Novatek Microelectronics Corp.	3.8%
Sany Heavy Industry Co., Ltd. - A Shares	3.8%
Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	3.6%
NARI Technology Co., Ltd. - A Shares	3.6%
New Oriental Education & Technology Group Inc.	3.3%

Industry Breakdown (% of net assets)
Semiconductor Components - Integrated Circuits	7.1%	Textile - Apparel	2.9%
Commercial Banks	5.7%	Photo Equipment & Supplies	2.9%
E-Commerce/Services	5.7%	Entertainment Software	2.9%
Building & Construction Products - Miscellaneous	5.0%	Oil Company - Integrated	2.7%
Auto - Cars/Light Trucks	4.5%	Tobacco	2.7%
Batteries/Battery Systems	4.4%	Insurance	2.7%
Web Portals	4.4%	Electronic Component Miscellaneous	2.5%
Auto/Truck Parts & Equipment	4.0%	MRI/Medical Diagnostic Imaging	2.5%
Electronic Components - Semiconductor	3.9%	Metal Processors & Fabricators	2.5%
Machinery - Construction & Mining	3.8%	Computer Data Security	2.3%
Food - Dairy Products	3.6%	Pharmaceuticals	2.1%
Machinery - General Industries	3.6%	E-Commerce/Products	2.1%
Schools	3.3%	Building Products - Cement/Aggregates	1.9%
Internet Application Software	3.0%	Public Thoroughfares	1.9%
Travel Services	2.9%

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.5%	Value

	Australia: 5.4%
40,819	Corporate Travel Management Ltd.	$553,259
19,501	Sonic Healthcare Ltd.	483,279
		1,036,538

	China: 63.2%
1,700	Alibaba Group Holding Ltd. - ADR	395,641
59,000	Anhui Conch Cement Co., Ltd. - H Shares	369,822
5,400	Autohome Inc. - ADR	537,948
3,900	Baidu Inc. - ADR*	843,336
87,669	Beijing Oriental Yuhong - A Shares	522,682
276,000	China Lesso Group Holdings Ltd.	433,371
96,000	China Merchants Bank Co., Ltd. - H Shares	607,654
245,000	Geely Automobile Holdings Ltd.	861,042
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	686,851
6,200	JD.com Inc. - ADR	544,980
166,700	NARI Technology Co., Ltd. - A Shares	681,727
5,700	NetEase Inc. - ADR	545,889
3,400	New Oriental Education & Technology Group Inc. - ADR*	631,754
41,500	Ping An Insurance Group Company of China Ltd. - H Shares	509,760
133,200	Sany Heavy Industry Co., Ltd. - A Shares	718,031
382,000	Shenzhen Expressway Co., Ltd. - H Shares	360,631
27,800	Shenzhou International	548,506
417,000	Sino Biopharmaceutical Ltd.	404,515
8,000	Tencent Holdings Ltd.	581,124
95,400	Venustech Group Inc. - A Shares	429,488
65,400	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	845,073
		12,059,825

	Singapore: 2.5%
25,268	DBS Group Holdings Ltd.	479,663

	South Korea: 10.6%
50,910	Hanon Systems	762,423
6,690	KT&G Corp.	510,655
10,050	Samsung Electronics Co., Ltd.	751,313
		2,024,391

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.5%	Value

	Taiwan: 15.0%
64,000	Catcher Technology Co., Ltd.	$471,034
87,000	Elite Material Co., Ltd.	487,146
4,800	Largan Precision Co., Ltd.	547,016
55,000	Novatek Microelectronics Corp.	724,967
2	Shin Zu Shing Co., Ltd.	9
33,000	Taiwan Semiconductor Manufacturing Co., Ltd.	623,280
		2,853,452
	Thailand: 2.8%
370,000	PTT PCL/Foreign	524,449

	Total Common Stocks	18,978,318
	(cost $10,274,147)

	Total Investments in Securities	18,978,318
	(cost $10,274,147): 99.5%

	Other Assets less Liabilities: 0.5%	98,973

	Net Assets: 100.0%	$19,077,291

*	Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

1.	Performance

Annualized Total Returns	1 Year	3 Years	5 Years	10 Years
Fund	13.90%	4.63%	11.25%	6.30%
Benchmark Index:
MSCI AC Pacific Ex Japan Index (net return)	23.04%	8.14%	13.22%	6.46%

(All performance data given in USD terms)

For the Fund’s current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund rose 13.90% in 2020 compared to the MSCI AC Pacific ex Japan Net Return Index which rose 23.04%.

The year began with the emergence in China of the Covid-19 virus, which spread rapidly across Asia and then became a global pandemic. The public health responses in North Asia (China/Hong Kong, Korea, Taiwan) and in the developed markets of Australia, New Zealand and Singapore were decisive and in some instances were enforced with draconian rigour. The result has been a shallower economic decline for much of the region and a ‘V-shaped’ economic recovery in China’s case. China’s economy expanded 2.3% in 2020 and is likely to have been the only major economy to have done so. The World Bank and the International Monetary Fund currently estimate the global economy contracted over 4% last year.

In Asia, government responses have reflected the seriousness of the pandemic, in terms of its duration and disruption, and the available means. Across the region, with exceptions of Australia, Singapore and Thailand, the direct spending response has been less than 5% of GDP. In China’s case, the resumption of economic activity was quick, with disruption mostly restricted to the first quarter. China’s strong manufacturing position in terms of both diversity and links to international supply chains led to an unexpectedly strong rebound, in spite of US efforts to restrict China trade. This, and the government’s reluctance to repeat the debt-fuelled growth spree that followed the Global Financial Crisis, has shaped China’s comparatively modest response.

In the first half of the year the Fund fell -9.05% compared to the benchmark which fell -5.10%. In the second half of the year the Fund rose 25.24% versus the benchmark which rose 29.65% which represents 85% upside capture and is in line with how we think the Fund ought to behave. Although underperformance in weaker markets in the first half was disappointing, we feel confident that the businesses are sound with established management teams able to adapt to these new conditions. We have seen this play out over the course of the year with companies in the Consumer, Health Care, Technology and even Financials sector taking on market leadership. Not all share prices have fully recovered their earlier losses and this especially true among the banks, where it appears the market is looking for reported figures before giving a seal of approval. However, operational reports from the likes of DBS, Public Bank and Tisco indicate that while non-performing loans did pick up, banks were already well-provisioned, bad debt did not blow out and pressure is receding. DBS was obliged by the Singapore regulator, along with the rest of the Singapore banking sector, to cap its dividend at 60% of the prior year distribution. This already looks overly cautious and there is a pathway toward full resumption of the dividend.

For other stocks, while operating conditions have been extremely challenging, there have been opportunities to acquire businesses and assets. Both Ascendas REIT and Link REIT have acquired additional properties overseas at attractive valuations, funding this through both debt and equity. DBS has given its India strategy a boost through the acquisition of Lakshmi Vilas Bank at a distressed price. DBS India has now changed from a largely digital business with 30 branches to one that has 550 branches and 900 ATMs. Corporate Travel saw its day-to-day business dry up almost completely earlier in the year, but its flexible business model enabled the company to scale back and conserve its cash reserves. In September, Corporate Travel Management announced its intention to acquire Nebraska-based Transport & Travel Inc (T&T), 60% of whose revenues come from corporate air travel. T&T has low customer concentration and management is looking for efficiencies while aiming to deliver earnings accretion.

2.	Portfolio Changes

During the year we changed eight positions in the Fund. AAC Technologies and Godrej Consumer Products were both sold following their decision to omit a dividend (a final for AAC and a quarterly dividend from Godrej). Neither company needed to do so but a commitment by management to the dividend is a cornerstone of this strategy. We sold Luk Fook as the situation in Hong Kong continues to deteriorate. The company generates most of its revenues from mainland Chinese visitors to its Hong Kong stores and a resumption of Chinese tourist arrivals looks increasingly distant. Li & Fung was sold after further company re-organisation of operating divisions and amongst the management team suggested the road to recovery was going to be longer than we had anticipated. Yangzijiang Shipbuilding was sold on expectations that dividend growth would be flat, at best. Janus Henderson was sold as fee pressure has mounted on the business and PTT was sold at the end of the year following a rebound in the oil price.

We purchased eight new positions. Shenzhou International is a textile and clothing manufacturer with a diverse and high-quality customer base and whose recent dividend was 8.75% higher than last year’s. We have been watching this for a while and we bought it in the depths of the COVID crisis. NetEase is a stock we have followed for a long time in our Asia growth and China strategies, but it has made it into this fund following its decision to pay quarterly dividends. Zhejiang Supor is listed in Shenzhen and is a majority French-owned designer and distributor of kitchenware and cooking appliances. Nien Made Enterprise is a Taiwanese company with operations in China and in Mexico which supplies shutters and blinds to the US, UK, Belgium, Australia and Japan. Inner Mongolia Yili Industrial is a Mainland China-listed dairy company. Over the past five years its dividend has grown at an average annual rate of 15%, which it also delivered in the last twelve months. Suofeiya Home Collection is the third Mainland-listed Chinese company added to the portfolio. The company makes home furnishings including cupboards, sofas and beds. Suofeiya has paid and grown its dividend each year since 2012 and over the last five years. Metcash is an Australian food wholesaler with the third-largest position in the market. Korean Reinsurance has generated a real return on equity in above 12% for over 20 years. It is the leading reinsurer in Korea, the second largest in Asia and 11th largest in the world.

3.	Portfolio Position

The Fund is overweight to consumer discretionary, consumer staples, financials, health care and technology companies and is underweight communication services and industrials as well as energy, and materials which, typically for cyclical reasons, are unable to sustain our minimum return on capital requirements. The fund has an overweight to real estate through its holdings in real estate investment trusts. On a country basis, the fund is most notably underweight in Australia, China, Hong Kong and Korea and overweight in Singapore, Taiwan and Thailand. Our US position consists of Qualcomm (smartphone chips) and Aflac (health insurer).

4.	Outlook

At the end of the year the portfolio was trading on a forward Price Earnings (P/E) multiple of 13.9 times consensus estimated earnings for 2020 and 12.0 times consensus estimated earnings for 2021. This puts the Fund on a discount to the market of 30% based on consensus estimated market earnings for 2020. This represents the widest discount to the market valuation we have seen on this Fund since it was launched and, in our view, represents a genuine value opportunity. Growth stocks have roared away while Value stocks have been left behind, even though the outlook for earnings, cash flows and dividends appear to us to be robust for our portfolio companies.

The earnings forecast by the consensus for the portfolio companies, which is subject to change, indicates a compound annual growth rate (CAGR) over the next three years to 2022. However, the forecast growth rate for the portfolio is on a rising trend as analysts’ forecasts for those stocks are rising whereas the forecast growth rate for the market is being clipped back as analysts have tempered some of their earlier optimism. In December, consensus estimates for our companies increased for each of the next three years, while those for the market were scaled back over the same period, with the heaviest cuts made for the upcoming results season. This divergence in earnings forecast direction between the portfolio and the market has continued into January. This reinforces our opinion that the valuation gap between the portfolio and the market is too great and that as companies report their results we hope and expect them to support analysts’ growing optimism.

The consensus outlook for world economic growth in 2021 is 5.2% and for the US 4%, following estimated contraction in 2020 of -4.4% and -3.5% respectively. The regional economies of Asia ex Japan are expected by the consensus to expand 5.5% in 2021 following 0.8% growth in 2020. China is the dominant component in this aggregate and the economy there is expected to have grown 2.1% in 2020 and is forecast to grow 8.2% in 2021. The economies of Korea and Taiwan are expected to grow by 3%-4%, having experienced only modest contraction in 2020 in Korea and 2.4% growth in Taiwan, which is only a little below trend.

Another positive sign to emerge from the past couple of years is that Asia’s role in global supply chains appears to be robust, having been put to the test by US trade tariffs, sanctions and embargoes. This is reminder, in our view, of how far the region has come in the last 25 years in terms of industrial expertise, transport links and institutional robustness. The recent trade agreement between fourteen countries seems to us to signal a new stage in regional development.

We therefore believe that Asia represents a good long-term investment prospect supported by stronger economies than investors have given credit for. Asian markets still trade at a significant discount to developed markets and within Asia, an enormous gap has opened up between Growth stocks that have become market favourites and dividend stocks whose businesses appear to have been doing much better than expected and about which analysts are becoming increasingly positive.

Edmund Harriss

January 2021

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The index is unmanaged and not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing twelve months' earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Asia Pacific Dividend Builder Fund

Growth of $10,000

Average Annual Total Return

Periods Ended December 31, 2020

One Year	Five Years	Ten Years
13.90%	11.25%	6.30%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2020

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

		Fund Manager:
# of Holdings in Portfolio:	37	Edmund Harriss
Portfolio Turnover:	217.6%	Mark Hammonds
% of Stocks in Top 10:	29.7%

Top 10 Holdings (% of net assets)
Ascendas Real Estate Investment Trust - REIT	3.8%
Tech Mahindra Ltd.	3.1%
Link REIT/The	2.9%
Public Bank Bhd	2.9%
Shenzhou International	2.9%
CapitaLand Mall Trust - REIT	2.9%
Novatek Microelectronics Corp.	2.8%
Inner Mongolia Yili Industrial Group Co., Ltd.	2.8%
Elite Material Co., Ltd.	2.8%
Zhejiang Supor Cookware	2.8%

Industry Breakdown (% of net assets)
Commercial Banks	13.1%	Cellular Telecommunications	2.7%
Semiconductor Components - Integrated Circuits	8.2%	Life/Health Insurance	2.7%
Electronic Component - Miscellaneous	5.6%	Entertainment Software	2.7%
Insurance	5.2%	Retail - Consumer Electronics	2.6%
REITS - Diversified	3.8%	Diversified Financial Services	2.6%
Communication Software	3.1%	Retail - Apparel/Shoe	2.6%
REITS - Shopping Centers	2.9%	Home Decoration Products	2.5%
Textile - Apparel	2.9%	Medical Products	2.5%
REIT - Shopping Center	2.9%	Metal Processors & Fabricators	2.5%
Food - Dairy Products	2.8%	MRI/Medical Diagnostic Imaging	2.4%
Appliances	2.8%	Food - Wholesale/Distribution	2.4%
Gas - Distribution	2.8%	Travel Services	2.4%
Photo Equipment & Supplies	2.7%	Home Furnishings	2.4%
Tobacco	2.7%	Optical Supplies	1.7%
Auto/Truck Parts & Equipment	2.7%

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 98.9%	Value

	Australia: 9.9%
7,393	Corporate Travel Management Ltd.	$100,205
2,927	JB Hi-Fi Ltd.	110,069
38,553	Metcash Ltd.	100,664
4,078	Sonic Healthcare Ltd.	101,062
		412,000
	China: 31.8%
138,000	China Construction Bank Corp. - H Shares	104,967
157,000	China Lilang Ltd.	107,323
93,000	China Medical System Holdings	104,250
17,000	China Merchants Bank Co., Ltd. - H Shares	107,605
19,500	China Mobile Ltd.	111,494
22,000	China Resources Gas Group Ltd.	117,084
17,300	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	117,999
1,160	NetEase Inc. - ADR	111,093
9,000	Ping An Insurance Group Company of China Ltd. - H Shares	110,550
6,100	Shenzhou International	120,356
24,900	Suofeiya Home Collection - A Shares	99,024
9,794	Zhejiang Supor Cookware - A Shares	117,436
		1,329,181
	Hong Kong: 5.5%
35,000	BOC Hong Kong Holdings Ltd.	106,247
13,397	Link REIT/The	121,950
		228,197
	India: 3.1%
9,620	Tech Mahindra Ltd.	128,658

	Malaysia: 2.9%
23,600	Public Bank Bhd	120,981

	Singapore: 9.2%
69,554	Ascendas Real Estate Investment Trust - REIT	157,343
72,900	CapitaLand Mall Trust - REIT	119,428
5,713	DBS Group Holdings Ltd.	108,450
		385,221
	South Korea: 8.0%
7,460	Hanon Systems	111,720
14,883	Korean Reinsurance Co	108,219
1,480	KT&G Corp.	112,970
		332,909

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 98.9%	Value

	Taiwan: 20.6%
14,000	Catcher Technology Co., Ltd.	$103,039
21,000	Elite Material Co., Ltd.	117,587
35,517	Hon Hai Precision Industry Co., Ltd.	116,509
1,000	Largan Precision Co., Ltd.	113,962
9,000	Nien Made Enterprise Co., Ltd.	104,388
9,000	Novatek Microelectronics Corp.	118,631
7,000	St Shine Optical Co., Ltd.	69,993
6,000	Taiwan Semiconductor Manufacturing Co., Ltd.	113,324
		857,433
	Thailand: 2.6%
37,100	Tisco Financial Group PCL/Foreign	109,628

	United States: 5.3%
2,500	Aflac Inc.	111,175
730	QUALCOMM Inc.	111,208
		222,383

	Total Common Stocks	4,126,591
	(cost $2,862,991)

	Total Investments in Securities	4,126,591
	(cost $2,862,991): 98.9%

	Other Assets less Liabilities: 1.1%	47,675

	Net Assets: 100.0%	$4,174,266

PLC - Public Limited Company

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

1.	PERFORMANCE

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
Fund	14.54%	5.91%	12.73%	3.83%
Benchmark Index:
Hang Seng Composite Index	15.90%	4.69%	10.83%	6.27%

For the Fund’s current one-year expense ratio, please refer to the Financial Highlights sect of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In 2020 the Fund rose 14.54% compared to the Hang Seng Composite Index which rose 15.90%. The Fund’s underperformance came in the first quarter, where the Fund fell 18.73% while the benchmark fell 14.17%. In the subsequent three quarters, the Fund increased 40.94% while the benchmark increased 35.04%.

Market Review

COVID-19 was the dominant event in 2020, leading to lockdowns and travel restrictions across the world. In its World Economic Outlook in Oct-20, the IMF projected world GDP to fall 4.4% in 2020. Though China’s initial response to COVID-19 was poor, it managed to successfully contain the virus and we have seen a V-shaped recovery. Though there were occasional outbreaks of COVID-19 in China, a combination of a strict initial lockdown, mass testing and stringent border control meant life has broadly returned to normal. As a result, China’s GDP grew 2.3% in 2020.

In China, we saw strong performance in the Information Technology, Health Care, Consumer Staples, Consumer Discretionary and Communication Services sectors. Large cap Internet names were significant drivers of performance as their businesses were less affected by COVID-19.

China Returns by Sector (USD)

(Data covers 12/31/19 – 12/31/20) (Source – Bloomberg, Guinness Asset Management calculations)

Fund Review

The best performing stocks in the Fund were Geely (total return of +78.4%), Baidu (+71.4%) and JD.com (+68.5%).

The market rewarded companies in the electric vehicle (EV) industry and so Geely was a beneficiary of this rerating. In December, 5% of the cars the company sold were some form of an EV. Along with Volvo, which is owned by Geely’s parent company, Geely developed a platform for EVs called “Sustainable Experience Architecture“ (SEA). SEA allows Geely to make EVs ranging from sedans and SUVs to pickup trucks, and should be supplied with batteries from leading suppliers CATL and LG Chem. Meanwhile, Geely’s total sales volume fell 3% in 2020 which we regard as a good result given COVID-19. The company is now targeting total sales to increase 16% in 2021.

Baidu is a company which has struggled with changes in its competitive landscape but we felt the stock was undervalued so continued to hold it. Its core search business is under pressure as companies like Tencent and Bytedance create “walled gardens”, meaning they cannot be indexed by Baidu’s search algorithm. In an attempt to driver users to its own apps, Baidu significantly increased its spending on content and traffic acquisition costs. However, much of this spending did not drive meaningful growth and combined with a slowdown in the core business, the share price was weak in 2019. In 2020, management cut back on wasteful spending and the focus shifted towards driving sales within the company’s apps. Margins for the core business rose throughout the year which led to a gradual rerating. In December, reports indicated Baidu was considering making electric vehicles, most likely in partnership with an existing automobile manufacturer. Baidu is already considered to be one of China’s most advanced companies in autonomous driving and the news led to a sharp rise in the share price.

We bought JD.com, one of China’s largest e-commerce companies, in May. JD is different from Alibaba in that it has built its own logistics platform so has more control over the quality of its service and the amount of inventory it holds. This means that during the worst of the lockdown, JD was better stocked than its peers and its delivery services were less interrupted. JD was initially known for selling electronics but has branched out into apparel and more recently groceries, and so has seen very strong demand this year. The purchase of JD.com gives the Fund more exposure to e-commerce, an industry which did very well in 2020.

The weakest stocks in the Fund, which were still held at the end of the year, were China Overseas Land & Investment (total return of -41.6%), Venustech (-30.1%) and Shenzhen Expressway (-29.6%).

China Overseas Land & Investment (COLI) is a more conservative property developer which has likely suffered a derating due to its conservative nature. Competitors with more debt have been more richly rewarded by the market despite the risks of this higher debt. This risk came into play in October as the government started implementing its “Three Red Lines” regulations which imposed leverage caps on property developers. Though indebted developers have three years to meet these requirements, they are likely required to change their strategy in the short-term which may lower future growth prospects. COLI passes the new regulations and so should not be impacted by the new rules. COLI is attractive to us because of management’s focus on the business’ ROE rather than on maximising sales growth - at this moment in time, it this approach which is out of favour with the market. Adding to the negative sentiment, COLI’s parent company, China State Construction Group, was designated as a “Communist Chinese military company” by the President of the United States. As a subsidiary of China State Construction Group, there is a possibility that COLI could also be designated as a “Communist Chinese military company” which would mean American investors are not able to buy the stock. This news led to further weakness for the share price, and COLI is now trading at its cheapest ever valuation, on a forward-looking basis.

Venustech is a new addition to the Fund but so far has performed poorly. It provides cybersecurity services and tests for the government, telecom and financial sectors. Third quarter results were weaker than expected due to delays in government projects. We expect that these delays should be resolved in time for fourth quarter results and this was reflected in a recent update, where management said orders accelerated in October and November. Venustech expect revenue to rise 20-25% in 2020 with particularly high growth in newer segments such as cloud security.

2.	ACTIVITY

13 positions were sold and 11 were bought.

The positions sold were: Travelsky, CNOOC, Tongda, AAC Technologies, Dali Foods, Qualcomm, Yangzijiang, BOC HK, China Construction Bank, Noah Holdings, Haitian International, Hollysys Automation and Haier Electronics.

The positions bought were: Supor, JD.com, Oriental Yuhong, Yili, Suofeiya, Venustech, CSPC Pharmaceutical, Sany Heavy Industry, Lead Intelligent, Nari Technology and Haier Smart Home.

3.	OUTLOOK

The focus for 2021 is to continue shifting the Fund towards structural growth areas. Areas of interest include healthcare, cloud services, factory automation, import substitution in the semiconductor supply chain, electric vehicles, renewable energy and capital markets. Though we are interested in these themes, we intend to keep on investing in business which we believe have a competitive advantage.

To be clear, we are not interested in businesses which are persistently loss making. We are not interested in businesses where management have laid out a good story but the financials indicate the cashflow is not coming through. We are looking for businesses which are already profitable and are in an industry that can grow over the long-term.

As of December 31, 2020, based on consensus earnings estimates, the portfolio is expected to grow earnings over the next three years. The Fund trades at a forward price earnings multiple of 18.3x consensus estimated earnings for 2020, and 15.0x consensus estimated earnings for 2021. This is broadly in line with the valuation for MSCI China. We think the Fund’s increasing focus on structural growth makes it an attractive proposition.

Edmund Harriss

January 2021

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally. The Fund invests in invest in small-cap or mid-cap, which involve additional risks such as limited liquidity and greater volatility, than investments in larger companies.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

China & Hong Kong Fund

Growth of $10,000

Average Annual Total Return

Periods Ended December 31, 2020

One Year	Five Years	Ten Years
14.54%	12.73%	3.83%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The index referenced in this chart is not available for investment and does not incur expenses. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2020

GUINNESS ATKINSON CHINA & HONG KONG FUND

		Fund Manager:
# of Holdings in Portfolio:	30	Edmund Harriss
Portfolio Turnover:	45.0%
% of Stocks in Top 10:	41.8%

Top 10 Holdings (% of net assets)
Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	5.0%
Baidu Inc.	5.0%
Haier Electronics Group Co., Ltd.	4.8%
Geely Automobile Holdings Ltd.	4.1%
NARI Technology Co., Ltd. - A Shares	4.0%
Sany Heavy Industry Co., Ltd. - A Shares	4.0%
JD.com Inc.	3.9%
Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	3.8%
China Resources Gas Group Ltd.	3.6%
New Oriental Education & Technology Group Inc. - ADR	3.6%

Geographic Breakdown (% of net assets)
China	91.4%
Hong Kong	8.3%

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.7%	Value

	Appliances: 8.1%
881,600	Haier Electronics Group Co., Ltd.*	$3,195,542
181,009	Zhejiang Supor Cookware - A Shares	2,170,405
		5,365,947
	Auto/Cars - Light Trucks: 4.1%
774,000	Geely Automobile Holdings Ltd.	2,720,190

	Auto/Truck Parts & Equipment: 3.1%
1,021,480	Weichai Power Co., Ltd. - H Shares	2,059,012

	Batteries/Battery System: 5.0%
256,400	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	3,313,099

	Building Products: 8.4%
284,000	Anhui Conch Cement Co., Ltd. - H Shares	1,780,159
379,230	Beijing Oriental Yuhong Waterproof Technology Co., Ltd. - A Shares	2,260,968
1,002,000	China Lesso Group Holdings Ltd.	1,573,325
		5,614,452
	Casino Hotels: 3.0%
257,000	Galaxy Entertainment Group Ltd.	1,999,015

	Commercial Banks: 3.2%
334,500	China Merchants Bank Co., Ltd. - H Shares	2,117,294

	Computer Data Security: 2.6%
377,850	Venustech Group Inc. - A Shares	1,701,070

	E-Commerce/Services: 9.5%
6,800	Alibaba Group Holding Ltd. - ADR	1,582,564
21,300	Autohome Inc. - ADR	2,121,906
29,700	JD.com Inc. - ADR	2,610,630
		6,315,100
	Food-Dairy Products: 3.8%
374,800	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	2,556,421

	Gas-Distribution: 3.7%
456,000	China Resources Gas Group Ltd.	2,426,838

	Home Furniture: 3.2%
535,700	Suofeiya Home Collection - A Shares	2,130,411

	Insurance: 3.2%
175,500	Ping An Insurance Group Company of China Ltd. - H Shares	2,155,733

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.7%	Value

	Internet Application Software: 3.4%
31,600	Tencent Holdings Ltd.	$2,295,441

	Internet Content - Entertainment: 3.4%
23,875	NetEase Inc. - ADR	2,286,509

	Machinery-General Industry: 8.1%
656,300	NARI Technology Co., Ltd. - A Shares	2,683,969
496,500	Sany Heavy Industry Co., Ltd. - A Shares	2,676,443
		5,360,412
	Pharmaceuticals: 8.3%
1,526,000	China Medical System Holdings	1,710,595
2,138,400	CSPC Pharmaceutical Group Ltd.	2,194,669
1,696,500	Sino Biopharmaceutical Ltd.	1,645,706
		5,550,970
	Public Thoroughfares: 2.3%
1,650,000	Shenzhen Expressway Co., Ltd. - H Shares	1,557,700

	Real Estate Operations/Development: 1.7%
522,000	China Overseas Land & Investments Ltd.	1,137,043

	Retail - Apparel/Shoe: 3.0%
2,914,000	China Lilang Ltd.	1,991,977

	Schools: 3.6%
13,000	New Oriental Education & Technology Group Inc. - ADR*	2,415,530

	Web Portals: 5.0%
15,300	Baidu Inc.*	$3,308,472

	Total Common Stocks	66,378,636
	(cost $43,154,890)

	Total Investments in Securities	66,378,636
	(cost $43,154,890): 99.7%

	Other Assets less Liabilities: 0.3%	168,133

	Net Assets: 100.0%	$66,546,769

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON DIVIDEND BUILDER FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

Average annualized Total returns	1 Year	3 Years	5 Years	Since Inception (March 30, 2012)
Fund	12.26%	10.89%	12.07%	10.71%
Benchmark Index:
MSCI World Index (Net Return)	15.90%	10.51%	12.18%	10.67%

For the Fund’s current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

1.	Review

In 2020 the Guinness Atkinson Dividend Builder Fund produced a total return of 12.26% (USD), compared to the MSCI World Net Index return of 15.90%. The Fund therefore underperformed the Index by 3.64%.

Equity markets began 2020 buoyant but saw a sharp sell-off at the end of Q1 as increasing Covid-19 cases induced global lockdowns and deeper recession fears. The Fund’s stringent focus on companies exhibiting persistent profitability and balance sheet strength provided it with the defensive characteristics required to preserve capital – and outperform – in this down-market. In fact, since launch, the Fund has outperformed in each of the largest drawdowns, capturing only 66% of market downside on average.

Unprecedented monetary and fiscal stimulus, later combined with vaccine optimism, drove equity markets higher between Q2 and year-end. This was led by growth stocks in general, and in particular ‘US Big Tech’ which increasingly benefitted from ‘stay-at-home’ orders. The Fund managed to keep up with rising markets overall, and this is attributed to having a roughly equal balance between cyclical and defensive exposures.

The only blip for ‘growth’ came in November where we saw a significant rotation into value stocks driven primarily by two factors:

First, the initial uncertainty about the US Presidential election dissipated as it became clear that Democratic candidate, Joe Biden, had secured enough votes to claim the Presidency, and the Democrats also retained control of the House. Although President Trump was slow to concede, early fears of social unrest did not materialize. Weighing up the prospect of possibly greater corporate taxes vs greater fiscal stimulus, fewer trade war tweets and generally lower uncertainty, the markets on balance cheered the election outcome.

As Joe Biden started to announce his cabinet, one notable appointment was that of Janet Yellen to head up the Treasury. Having the former chair of the Fed in charge of government spending is an indication of fiscal and monetary policy co-ordination in the years ahead, and that was seen as a positive for markets after a period in which central banks had been forced to do all the heavy lifting in terms of economic stimulus.

The second major positive for shares in November was the announcement that three vaccines, from Pfizer/BioNTech, Moderna and Oxford/AstraZeneca, showed positive trial results with high efficacy. These vaccines received regulatory approval and began rolling out in December, in turn sparking optimism that unconstrained social and economic life could perhaps return in the not-too-distant future.

The big question going into 2021 is whether the strong equity run may continue and what exactly may lead to its downfall. As ever, rather than trying to pick which way the macro or political winds will blow in the near term, we maintain our focus on companies that can deliver a sustainable, rising income stream alongside capital growth over the long term.

Dividend Update

Overall, in 2020, dividend-orientated strategies lagged the market given that a significant proportion of companies suspended or reduced their dividend payments in light of the economic ‘sudden stop’ caused by the worldwide response to COVID.

Broadly, the dividend cuts seen in 2020 were concentrated in companies affected by (i) significant loss of revenues from COVID lockdowns (airlines, travel & leisure, retail, energy), (ii) regulatory pressure (European banks, insurance), (iii) government pressure (French state-owned businesses in particular), (iv) companies with weak balance sheets conserving capital by reducing or cancelling dividend payments.

•	In Europe, the overall Euro STOXX 50 Index dividend declined by over 30% in 2020 compared to 2019; 25% of all companies in the index cancelled their dividend with a further 25% having reduced their dividend. (Source: SocGen)
•	Similarly, in the UK, the FTSE 100 Index dividend for 2020 declined by over 35%; 30% of companies cancelled and a further 25% reduced their dividend in the year. (Source: SocGen)
•	In the US, these respective figures were much lower owing to a culture of progressive dividend policies, a focus on share buybacks, and more conservative payout ratios.

The Fund has an overweight to Europe (including UK) and an underweight to the US, yet the dividend actions of our holdings were very robust across all regions:

Out of our 35 holdings:

•	28 companies grew their dividend
•	6 companies kept their dividend flat
•	1 company cut its dividend (Imperial Brands)
•	0 companies cancelled their dividend

Overall, the Fund dividend distribution saw a modest decline. This was owed to the changes we made to the portfolio holdings in February and March, rather than the dividend actions of our investee companies: we sold 3 stocks which previously offered a high dividend yield, but where we identified a risk of a dividend cut and capital depreciation due to the implications of the pandemic.

In the coming years we believe income will be more in demand, but dependable and sustainable income will be harder to find, which we believe will be positive for the dividend paying companies that we own.

This is evident in that the forward dividend yield of the MSCI World Index is currently estimated at 1.9% and 2.1% respectively for 2021 and 2022; that is, the dividend is not expected to recover to pre-pandemic levels until at least 2023, showing that many companies who cut their dividend in 2020 will not necessarily begin paying at their previous levels any time soon. In contrast, a number of holdings in the fund have already announced dividend growth plans for 2021 and we are confident that all our holdings have the ability to grow their dividends in 2021.

The trailing twelve months’ dividend distributed by the fund was $0.422 per share. Using the closing price of the fund at the quarter end ($22.77) gives a trailing dividend yield of 1.9% (net).

Activity

In 2020 we sold 3 positions and replaced them with 3 new positions, leaving the portfolio with 35 positions.

•	In the first quarter, we sold three companies (Royal Dutch Shell, WPP and Randstad) and replaced them with two companies (Pepsi and Medtronic)
•	In the second quarter, we added a position in Otis Worldwide, which was spun off from United Technologies (which in fact merged with Raytheon to form a new company: Raytheon Technologies).
•	In the third and fourth quarters, we made no changes to the portfolio.

Portfolio Positioning

The effect of these changes was to reduce our exposure to the Energy, Communications and Consumer Discretionary sectors, whilst increasing our exposure to Consumer Staples, Healthcare and Industrials. The changes also reduced our exposure to Europe and increased our exposure to the US.

We continue to maintain a fairly even balance between quality defensive and quality cyclical/growth companies. We have approximately 50% in quality defensive companies (e.g. Consumer Staples and Healthcare companies) and around 50% in quality cyclical or growth-oriented companies (e.g. Industrials, Financials, Consumer Discretionary, Information Technology, etc.) Within Financials, however, we do not own any Banks, which helps to dampen the cyclicality of our Financials.

The Fund also has zero weighting to Energy, Utilities, Materials, and Real Estate. The largest overweight is to Consumer Staples.

Geographically, the Fund is diversified around the world with 51% in the US, 39% in Europe and 9% in Asia-Pacific. Within the Asia-Pacific region we have one company listed in Hong Kong (Anta Sports), one company listed in Taiwan (Taiwan Semiconductor) and one company listed in Australia (Sonic Healthcare).

Outlook

Based on the measures, holistically, the high-conviction fund had companies which are on average better quality at better value versus the index and with a higher dividend yield. The fund at the end of the year was trading on 17.9x 2021 expected earnings; a discount of 16.4% to the broad market with a dividend yield premium of 44%.

As we look ahead to 2021, whilst the news of effective vaccines is unquestionably good news and markets are likely to put expected near-term economic weakness in the context of better times on the horizon, investors should appreciate there is still some uncertainty around the extent to which these vaccines are a panacea, and how soon they may be delivered. Within equities, the market’s renewed appetite for value stocks makes sense in the context of the vaccine, but whether the move away from growth will be sustained is still uncertain. Questions also remain around the outlook for inflation and interest rates, which have underpinned higher valuations for equities in general. We believe the holdings we have selected in the Fund remain very robust and are well placed to weather most whatever the new year brings; our perpetual approach of focusing on quality compounders and dividend-growers should continue to stand us in good stead in our search for rising income streams and long-term capital growth.

As ever we would like to thank you for your continued support and wish you all a safe and prosperous 2021.

Matthew Page & Ian Mortimer

January 2021

The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

The EURO STOXX 50 Index, Europe's leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the region. The index covers 50 stocks from 8 Eurozone countries: Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain. This index is unmanaged and is not available for investment, and does not incur expenses.

The FTSE 100 Index comprises the 100 most highly capitalized blue chip companies listed on London Stock Exchange. This index is unmanaged and is not available for investment, and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing twelve months earnings per share.

Earnings growth is not a measure of the Fund’s future performance.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Dividend Builder Fund

Growth of $10,000

Average Annual Total Return

Periods Ended December 31, 2020

		Since Inception
One Year	Five Years	(3/30/2012)
12.26%	12.07%	10.71%

*Inception date 03/30/12.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2020

GUINNESS ATKINSON DIVIDEND BUILDER FUND

		Fund Managers:
# of Holdings in Portfolio:	35	Dr. Ian Mortimer
Portfolio Turnover:	11.5%	Matthew Page
% of Stocks in Top 10:	29.4%

Top 10 Holdings (% of net assets)
ANTA Sports Products Ltd.	3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.3%
AbbVie Inc.	3.0%
BlackRock Inc.	2.9%
VF Corp.	2.9%
Broadcom Inc.	2.8%
ABB Ltd.	2.8%
Aflac Inc.	2.8%
Paychex Inc.	2.7%
Otis Worldwide Corp.	2.7%

Industry Breakdown (% of net assets)
Pharmaceuticals	8.1%	Instruments - Controls	2.8%
Aerospace/Defense	7.9%	Life/Health Insurance	2.8%
Finance - Other Services	5.5%	Data Processing/Management	2.7%
Cosmetics & Toiletries	5.4%	Machinery - General Industrial	2.7%
Soap & Cleaning Preparation	5.2%	Applications Software	2.7%
Tobacco	5.2%	Beverages - Non-alcoholic	2.7%
Diversified Manufacturing Operations	5.1%	Insurance Brokers	2.7%
Food - Miscellaneous/Diversified	5.1%	Power Conversion/Supply Equipment	2.6%
Retail - Apparel/Shoe	3.5%	Beverages - Wines/Spirits	2.5%
Semiconductor Components - Integrated Circuits	3.3%	Networking Products	2.5%
Investment Management/Advisor Service	2.9%	Medical Instruments	2.5%
Apparel Manufacturers	2.9%	MRI/Medical Diagnostic Imaging	2.3%
Electronic Components - Semiconductor	2.9%

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 94.5%	Value

	Australia: 2.4%
20,899	Sonic Healthcare Ltd.	$517,925

	China: 3.4%
48,000	ANTA Sports Products Ltd.	764,484

	Denmark: 2.6%
8,277	Novo Nordisk A/S	574,613

	France: 5.1%
8,475	Danone SA	557,761
3,971	Schneider Electric SE	576,384
		1,134,145
	Germany: 5.4%
3,536	Deutsche Boerse AG	602,488
5,276	Henkel AG & Company KGaA	594,423
		1,196,911
	Ireland: 2.5%
4,700	Medtronic PLC	550,558

	Switzerland: 7.8%
21,573	ABB Ltd.	611,744
4,807	Nestle SA	566,701
1,558	Roche Holding AG	545,252
		1,723,697
	Taiwan: 3.3%
38,000	Taiwan Semiconductor Manufacturing Co., Ltd.	717,716

	United Kingdom: 15.6%
85,793	BAE Systems PLC	572,700
14,750	British American Tobacco PLC	548,566
14,151	Diageo PLC	557,450
28,306	Imperial Tobacco Group PLC	597,420
6,275	Reckitt Benckiser Group PLC	562,841
9,988	Unilever PLC	601,634
		3,440,611

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 94.5%	Value

	United States: 46.4%
6,100	AbbVie Inc.	$653,615
13,711	Aflac Inc.	609,728
4,818	Arthur J Gallagher & Co.	596,035
892	BlackRock Inc.	643,614
1,433	Broadcom Inc.	627,439
12,428	Cisco Systems Inc.	556,153
3,311	CME Group Inc.	602,767
4,975	Eaton Corp. PLC	597,696
2,609	Illinois Tool Works Inc.	531,923
3,704	Johnson & Johnson	582,935
2,701	Microsoft Corp.	600,756
8,932	Otis Worldwide Corp.	603,357
6,487	Paychex Inc.	604,459
4,041	PepsiCo Inc.	599,280
4,251	Procter & Gamble Co/The	591,484
8,250	Raytheon Techologies Corp.	589,957
7,509	VF Corp.	641,344
		10,232,542

	Total Common Stocks	20,853,202
	(cost $15,399,777)

	Total Investments in Securities	20,853,202
	(cost $15,399,777): 94.5%

	Other Assets less Liabilities: 5.5%	1,201,814

	Net Assets: 100.0%	$22,055,016

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

1.	Performance

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
Fund	-34.22%	-16.18%	-5.84%	-6.96%
Benchmark Index:
MSCI World Energy Index NR	-31.46%	-13.66%	-3.10%	-3.47%

For the Fund’s current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Despite some recovery in the fourth quarter, weakness in the oil price (spot and long-dated) led to very poor returns for energy equities in 2020.

As ever, the performance of the MSCI World Energy Index was only part of the story, with 2020 seeing divergence between the energy equity subsectors.

Global energy equity subsectors: median total return in 2020 (%)

Source: Bloomberg; Guinness Atkinson Asset Management

A quick tour of some of the main energy sub-sectors paints a picture for the overall performance of energy equities in 2020:

•	Integrated oil and gas companies delivered above average performance. Emerging Market integrated companies slightly outperformed the developed market integrated companies, and both groups were above average versus other subsectors. The weakest integrated companies tended to be those that were unable, or unwilling, to maintain their dividend, with Royal Dutch Shell and BP particularly hard hit. But generally, the diversified business model and size of balance sheets provided relative support against a weak oil price environment.

•	Oil refiners produced mixed results, with US and European refiners underperforming and Asian refiners outperforming. In the US and Europe, extreme weakness in oil demand translated into a very poor oil product environment, with refining margins well below their five-year average. The one bright spot was biodiesel exposure, with demand helped by governments mandating higher biodiesel consumption. The relative strength of Asian oil demand in 2020, particularly in China, insulated Asian refiners from the worst of the refining margin issues seen elsewhere.

•	Midstream was a slight outperformer over the year. On the positive side, midstream company earnings held up better than other oil & gas sectors, with revenues generally linked to pipeline capacity and throughout rather than commodity prices. However, the sector suffered in absolute terms from concerns around counterparty risk, curtailment of future growth, and the impact on midstream company balance sheets which tend to be highly levered. Pipeline companies exposed to gas generally performed better than those exposed to oil.

•	Exploration and production was a mixed bag. The small handful of US gas-oriented E&Ps were outperformers, as long-dated gas prices in the US rose over the year, responding positively to the reduction in ‘associated’ gas from shale oil operations. The majority of E&Ps, however, are oil-oriented and suffered significant downgrades in earnings thanks to weak oil prices (spot and long-dated), causing them to underperform. As well as the weakness in WTI, North American E&Ps generally suffered from a downgrade in growth expectations.

•	Energy services were also mixed, though generally on the weak side. North American onshore services were some of the hardest hit, as issues over excess capacity were compounded by a dramatic slowdown in activity. Large cap diversified service providers (e.g. Halliburton, Schlumberger) were a little more resilient. Some parts of the international service industry fared relatively ok (e.g. diversified offshore services) but offshore drillers and seismic suffered another year of overcapacity and excess financial gearing.

Indicative portfolio contribution analysis (2020)

Source: Bloomberg; Guinness Atkinson Asset Management

The underperformance of the Fund versus the Index can be explained in broad terms by the Index’s heavy composition bias (c.50% vs 20% in our portfolio) towards the big five ‘super-major’ oil and gas companies (Exxon, Chevron, Royal Dutch Shell, TOTAL and BP). Super-majors were not spared from poor performance in 2020 but, on average, they performed better than oil producers, services and refining sectors. Regular observers of the energy fund sector will recognise this explanation as it has recurred over the last few years. Put simply, in the energy bear market that has persisted since 2014, large defensive integrated oil & gas companies have offered a defensive haven that other sectors have not matched.

On a stock by stock basis in the fund, we saw relative outperformance from Enbridge (-16%), with the market appreciating its large, diversified base of midstream assets across North America. Chevron (-28%), Equinor (-14%), and Total (-18%) proved to be our strongest integrated names, the consistent factor being better than peer-average balance sheets going into the COVID crisis. Amongst our E&P holdings, large-caps fared better than small-caps, as Canadian Natural Resources (-22%) also benefited from diversified production profiles and relatively low financial gearing.

The weakest performers in the portfolio tended to be our higher-cost exploration and production names, plus exposure to oil services. In the energy services sector, Helix Energy (-58%) suffered from an expected slowdown in international offshore spending, whilst Schlumberger (-45%) is also experiencing a sharp contraction in revenues across all divisions, on and offshore. In the E&P sector, Devon Energy (-37%), Occidental Petroleum (-68%; disposed of during the period) and Oasis Petroleum (-80%); disposed of during the period) sold off more than sector peers due to concerns over balance sheet strength.

2. ACTIVITY

The following companies were sold from the portfolio in the first half of 2020:

•	Halliburton (US focused diversified energy services provider)
•	Occidental Petroleum (US focused E&P company)
•	Ovintiv (US focused E&P company)
•	Oasis Petroleum (US focused E&P company)
•	Tullow Oil (West Africa focused E&P company)

The following companies were purchased for the portfolio in March:

•	Galp (European integrated oil & gas company)
•	Sinopec (Chinese integrated oil & gas company)
•	Exxon (US integrated oil & gas company)
•	Pioneer Resources (US focused E&P company)

In general, the switches can be characterised as a move away North American shale oil & gas companies with higher operating costs and weaker balance sheets than average for our portfolio. In their place, we moved to larger, better capitalised international oil & gas companies, which are likely to weather better the current environment.

There were no further stock switches in the second half of 2020, though the portfolio was actively rebalanced.

3. PORTFOLIO POSITION

The sector and geographic weightings of the portfolio at December 31, 2020 were as follows:

Sector breakdown	Dec. 31, 2019	Dec. 31, 2020
Integrated	50.8	56.3
Exploration and production	30.3	24.2
Drilling	0.1	0.0
Equipment and services	9.6	5.1
Refining and marketing	3.9	7.2
Storage & Transportation	4.0	4.3
Solar	1.2	2.2
Cash	0.1	0.7
Total	100	100

Geographic breakdown	Dec. 31, 2019	Dec. 31, 2020
US	38.7	33.1
Canada	16.5	15.6
UK	8.5	8.5
Europe	24.1	28.9
Hong Kong	8.0	9.2
Russia	4.1	4.0
Other	0	0
Cash	0.1	0.7
Total	100	100

4. MARKET BACKGROUND

The year of 2020 provided a series of events that can reasonably be described as the biggest oil shock in living memory. OPEC started the period with modest production quota cuts, which they anticipated would be needed to keep markets balanced. The scale of the demand contraction caused by the COVID-19 crisis, compounded for a short period by a sharp ramp in OPEC+ production, then created an unprecedented supply surplus. At the most extreme point in April 2020, this sent the WTI oil price into negative territory. There followed an aggressive and coordinated response from OPEC+ to bring the oil market back into balance.

Global oil demand in the first half of 2020 is estimated to have contracted by around 11m b/day, thanks to the spread of COVID-19 mitigation measures initially in China, then around the world. At the most acute points of the crisis, in April, it was reported that 118 countries, representing 92% of global GDP, had enacted some form of social distancing. As a result, transportation took a disproportionate hit. Oil demand in April is estimated to have been down by around 23m b/day, then down 19m b/day in May and around 13m b/day in June. Not surprisingly, the jet fuel and kerosene demand sector, serving the aviation industry, saw the sharpest decline.

OPEC, plus non-OPEC partners, met in early March 2020 with the key discussion point being a response to falling oil demand as a result of the spread of COVID-19. Despite Saudi’s proposal for a further quota cut, negotiations with Russia quickly broke down and the meeting concluded with no agreement around an extension to production quotas, and an abandonment of existing quotas. OPEC chose to ‘punish’ Russia by promising a significant spike in output for April, the scale of which would normally be enough alone to create significant downward pressure on the oil price. As it happened, April’s excess production (c2.5m b/day) came at the peak of the COVID-19 demand shock, creating oversupply picture in excess of 20m b/day.

By April, it quickly became apparent that OPEC’s actions were unsustainable, and all parties involved in the OPEC+ agreement, plus some additional non-OPEC partners, were forced back into negotiation. A deal was struck on April 12th for OPEC+ to cut their production by 9.7m b/day, representing a 23% cut to the baseline production level of October 2019. Given the number of countries involved, the April deal was a more complex agreement than anything that OPEC has delivered historically. The duration of the agreement was also impressive; OPEC+ agreed to a headline cut of 9.7m b/day for two months, then 7.7m b/day for six months and a further 5.7m b/day for sixteen months. This was longer and larger in duration than most had been expecting. Whilst not enough to stave off significant inventory builds in the second quarter, it indicated a strong desire to support prices through a potentially extended period of demand loss.

With the worst of the COVID lockdowns lifted in the second half of 2020, oil demand recovered somewhat, though demand for the year as a whole is expected to be down by nearly 9m b/day.

Turning to non-OPEC oil supply, and 2020 was initially expected to be a year of production growth, led by large project completions in Norway and Brazil. The very sharp fall in oil prices changed that landscape rapidly, with non-OPEC declines coming through to complement the commitments made by OPEC.

The fall in oil prices created a two-fold response from non-OPEC producers: one driven by geology and the other investment led. The geology behind onshore conventional oil is such that oilfield pressure tends to degrade when production is shut-in. The fields most affected have been mature, depleted and heavier/sourer reservoirs in places like the US, Canada, Russia and Latin America. The scale of permanent production loss looks to be around 1m b/day.

For US shale oil, there has been less permanent damage from production shut-ins, but the fall in capital expenditure by US E&P companies, when combined with high natural decline rates, has resulted in a meaningful decline in production, beyond temporary shut-ins.

Thanks to the events described above, spot oil prices in 2020 were exceptionally volatile. Brent started the year at $66/bl, drifted lower over January and February towards $50/bl, before dropping precipitously following the OPEC meeting in early March. The Brent spot price dropped to a low of $19/bl on April 21, before recovering steadily through the summer back to around $40/bl. Brent prices remained at around the $40/bl level until November, when the promise of effective COVID vaccines brought hope for a recovery in demand, and lift oil prices to around $50/bl. For the year as a whole, Brent averaged $43/bl, down from $64/bl in 2019. The Brent futures curve fell over the period, with the five year forward Brent price declining from $57/bl to $49/bl.

The ride in WTI oil prices was even more volatile, with the structure of forward settlements contributing to WTI spot dislocating from Brent and turning negative for the first time, falling to -$38/bl on April 20. WTI spot ultimately recovered to $49/bl by the end of the year.

Brent spot vs five year forward oil prices ($/bl, 2017-20)

Source: Bloomberg; Guinness Atkinson Asset Management

For natural gas, the year was marked by weak prices across the globe, as the COVID-19 related demand impact arrived on the back of a warm northern hemisphere winter, which left gas in storage already at elevated levels. One silver lining for the US gas market has been a fall in associated gas supply from the US shale oil producers, given the shut-ins seen in that industry. But against this, there has been a fall in exports of US gas via LNG, with European and Asian gas prices (both hovering around the $2/mcf for the middle part of the year) being too low to incentivise the trade. Gas prices did stage a rally in the fourth quarter, however, as news of COVID vaccines gave greater hope for demand growth in 2021.

5. OUTLOOK

Following the extraordinarily challenging conditions of 2020, OPEC will be looking this year to manage supply back into the market as the oil demand recovery allows. They will be hoping to reduce global inventories, and stabilise oil at a price which closes the fiscal deficits being endured by most of its members. We believe the oil price desired by OPEC at around $60-70/bl, though they will likely settle for an average price in the $50s/bl in the shorter term, given the precariousness of oil demand.

The path for oil demand will vary region by region, as developed markets plus China and India vaccinate widely through the second half of 2021, whilst other emerging countries remain more exposed to COVID. There is likely to be strength in petrochemical feedstock demand, plus an inflection in gasoline and diesel demand next year. However, the ongoing weakness in jet fuel recovery implies a longer period before jet demand reaches its previous peak. Overall, the IEA forecast demand in 2021 of around 97m b/day, up by nearly 6m b/day versus 2020. And for global oil demand to reach its previous peak of 100m b/day, we probably need to wait until around the middle of 2022.

OPEC+’s task in the months ahead is to be dynamic with supply, reacting to a recovery in oil demand that is likely to be erratic. We have already seen an example of this at the start of January 2021, with Saudi offering unilaterally to remove an additional 1m b/day from the market for February and March, in response to European lockdowns. Iran and Venezuela look to be the main wildcards within OPEC, with President elect Biden likely to take a more dovish stance than President Trump. Saudi as OPEC ‘kingpin’ requires over $80/bl to create fiscal breakeven in 2021. They recognise that an $80/bl price is currently unsustainable but they will work to raise the price as close to their fiscal breakeven as is sustainable.

We expect little threat to OPEC from US shale production, where average production this year will be lower than in 2020. Non-OPEC (ex US shale) will take its share of the OPEC+ quota increases, but beyond that, there will be no major roll-out of large new projects, the cycle having peaked in 2020.

Energy equity valuations remain at depressed levels. The MSCI World Energy Index now trades on a price to book ratio of 1.2x, the lowest level (bar earlier in 2020) since 1986. This compares to the S&P500 on 4.2x, consistent with mid-2001. The relative P/B vs the S&P500 is at a 55 year low. We believe that improving ROCE would drive a higher P/B ratio.

Energy equities offer attractive upside if our oil price and profitability scenario plays out. We believe energy equities currently discount an oil price of around $45/bl. Adopting $60/bl Brent as a long-term oil price (consistent with the bottom end of OPEC’s desired range), we see 80-90% upside across the energy complex.

Will Riley, Jonathan Waghorn & Tim Guinness

January 2021

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and do not incur expenses.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

Price to Book Ratio (P/B Ratio) a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company’s trailing twelve months earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Global Energy Fund

Growth of $10,000

Average Annual Total Return
Periods Ended December 31, 2020

One Year	Five Years	Ten Years
-34.22%	-5.84%	-6.96%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The index referenced in this chart is not available for investment and does not incur expenses. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2020

GUINNESS ATKINSON GLOBAL ENERGY FUND

		Fund Managers:
# of Holdings in Portfolio:	34	Timothy Guinness
Portfolio Turnover:	15.5%	Will Riley
% of Stocks in Top 10:	42.4%	Jonathan Waghorn

Top 10 Holdings (% of net assets)
TOTAL SA	4.6%
Exxon Mobil Corp.	4.4%
Enbridge Inc.	4.4%
Royal Dutch Shell PLC - Class A	4.3%
OMV AG	4.2%
Imperial Oil Ltd.	4.1%
Eni SpA	4.1%
Chevron Corp.	4.1%
Valero Energy Corp.	4.1%
Equinor ASA	4.1%

Geographic Breakdown (% of net assets)
United States	32.8%	Italy	4.1%
Canada	15.5%	Norway	4.1%
China	9.2%	Russia	4.0%
United Kingdom	8.6%	Spain	3.9%
France	4.6%	Portugal	3.6%
Netherlands	4.4%	Singapore	0.3%
Austria	4.2%

GUINNESS ATKINSON GLOBAL ENERGY FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.3%	Value

	Energy - Alternate Sources: 2.2%
962	Maxeon Solar Technologies Ltd	$27,292
6,500	SunPower Corp.*	166,660
		193,952

	Machinery - General Industries: 0.2%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares*	19,546

	Oil & Gas - Exploration & Production: 24.2%
12,300	Canadian Natural Resources Ltd.	295,509
262,000	CNOOC Ltd.	242,068
7,400	ConocoPhillips	295,926
4,061,662	Deltic Energy PLC	75,036
18,100	Devon Energy Corp.	286,161
51,490	Diversified Gas & Oil PLC	79,633
298,417	EnQuest PLC*	46,254
5,650	EOG Resources Inc.	281,766
163,214	JKX Oil & Gas PLC*	69,828
237,690	Pharos Energy PLC	60,130
2,650	Pioneer Natural Resources Company	301,809
7,696,180	Reabold Resources PLC*	69,470
		2,103,590
	Oil & Gas - Field Services: 4.9%
23,780	Helix Energy Solutions Group, Inc.*	99,876
14,800	Schlumberger Ltd.	323,084
		422,960
	Oil & Gas - Integrated: 59.3%
100,610	BP PLC	348,904
4,220	Chevron Corp	356,379
610,000	China Petroleum & Chemical	272,792
34,180	Eni SpA	356,803
21,010	Equinor ASA	353,601
9,350	Exxon Mobil Corp	385,407
28,650	Galp Energia Sgps Sa	307,197
62,170	Gazprom OAO - ADR	349,711
18,951	Imperial Oil Ltd.	359,596
9,108	OMV AG	367,935
864,000	PetroChina Co., Ltd. - H Shares	266,930
33,071	Repsol SA	335,097
21,180	Royal Dutch Shell PLC - Class A	378,084
18,776	Suncor Energy, Inc.	314,838
9,190	TOTAL SA	396,477
		5,149,751

GUINNESS ATKINSON GLOBAL ENERGY FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.3%	Value

	Oil & Gas - Pipelines and Transportation: 4.4%
11,900	Enbridge Inc.	$380,681

	Oil Refining & Marketing: 4.1%
6,269	Valero Energy, Corp.	354,637

	Total Common Stocks	8,625,117
	(cost $14,873,961)

	Rights: 0.1%
36,661	Repsol SA Rights*†; expires 1/14/21	12,570
	Total Rights
	(cost $0)

	Total Investments in Securities	8,637,687
	(cost $14,873,961): 99.4%

	Other Assets less Liabilities: 0.6%	48,256

	Net Assets: 100.0%	$8,685,943

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

†	The advisor has determined this security to be illiquid. As of December 31, 2020 the total market value of this illiquid security represents .1% of net assets. See Note 2d.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
FUND
Investor Class	36.17%	15.78%	18.02%	15.07%
Institutional Class*	36.46%	16.06%	18.32%	15.21%
BENCHMARK INDICES:
MSCI WORLD INDEX (Net Return)	15.90%	10.51%	12.18%	9.86%
NASDAQ COMPOSITE INDEX	44.92%	24.32%	22.10%	18.44%

Fund performance (Total Return in USD). Bloomberg and Guinness Atkinson Asset Management

*	Institutional Class shares commenced on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the period prior to the inception date of the Institutional Class shares.

For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Summary

Over 2020, the Guinness Atkinson Global Innovators Fund produced a total return of 36.17% (in USD) vs the MSCI World Index net total return of 15.90% (in USD). The fund therefore outperformed the benchmark by 20.27%.

Performance

Over the 1st quarter, global equity markets experienced a sharp decline in reaction to the growing threat of COVID-19 that saw regions enter national lockdowns, Central banks slash interest rates and governments pass unprecedented fiscal packages. As a consequence, the MSCI World Index had a net total return of -21.1% (in USD) over the quarter. The Guinness Atkinson Global Innovators Fund had a net total return of -16.2% (in USD) over the same period, thereby outperforming the MSCI World Index by 4.9%. Furthermore, it was pleasing to see the fund not only outperformed in each of the three months of the quarter but also during the initial market rally (12.31.2019 – 02.19.2020) and in the proceeding drawdown (02.19.2020 – 03.23.2020).

During the sell-off, the market punished companies with weak balance sheets due to demand shocks and heightened credit market stress. Quality companies with the characteristics we look for such as high return on capital, therefore outperformed. Additionally, the fund had and continues to have, no exposure to the hardest-hit areas of the market: no energy, no banks, no airlines, no restaurants, no travel companies. Overall, the fund benefitted from an overweight exposure to the Information Technology sector (the 2nd best performing sector over the quarter), whilst being underweight Energy and Financials (the two worst performing sectors over the quarter, with Banks the main drag on Financials). In particular, the market rewarded companies that could continue to grow throughout the pandemic, with holdings Nvidia (up 12.1% USD) and Amazon (up 5.5% USD), the fund’s top two performers over the quarter. Nvidia benefitted from an increase in video gaming from consumers in lockdown as well as robust demand for their graphic processing units (GPUs) in data centres that provide the infrastructure that enables cloud-based products. Amazon, which commands the largest market share of the cloud computing market (Amazon Web Services, AWS) similarly benefitted from the relatively robust demand for their cloud computing capabilities as more people worked remotely, streamed video and ultimately used cloud-based products.

For the 2nd quarter of 2020, the MSCI World Index had a total return of 19.4% (in USD) over the quarter. The Guinness Atkinson Global Innovators Fund had a total return of 27.4% (in USD) over the same period, thereby outperforming the MSCI World Index by 8.0%. Having outperformed during the first quarter, including the drawdown beginning in February, the fund subsequently extended its outperformance in the proceeding equity market rally. Equity markets recorded one of the best quarters in recent decades in Q2, as COVID-19 cases eased in many regions and central banks continued to support their respective economics with unprecedented packages of loose monetary policies including ultra-low interest rates. As governments continued to precariously balance opening up economies with the risk of further spikes in cases, many regions including Europe and parts of Asia (notably China) saw low case numbers which enabled governments to open up businesses including restaurants, pubs and barbers. During the quarter, the fund benefitted from positive asset allocation from the fund’s largest absolute and relative overweight exposure, Information Technology (IT). Additionally, good stock selection within IT aided performance with 7 of the fund’s top 10 performers (led by PayPal, up 82.0% in USD over the quarter) from the sector. Stock selection from the fund’s Industrial exposure was a positive for the fund, with our 3 positions, Schneider, ABB and Roper Technologies, all showing robust performance as many regional manufacturing PMIs bounced back strongly after a poor few months.

For the 3rd quarter of 2020, the MSCI World Index had a total return of 7.9% (in USD) over the period. The Guinness Atkinson Global Innovators Fund had a total return of 11.1% (in USD) over the same period, thereby outperforming the MSCI World Index by 3.2%. Equity markets began the quarter where Q2 left off, with a strong rally in markets as investors looked to easing in lockdown restrictions. However, hopes were tempered as COVID cases in many regions began to rise, most notably in the US in early July before parts of Europe (Spain and France) surpassed previous highs. On the other hand, vaccine trials did begin later in the quarter, principally from Oxford University. The most prominent news over the quarter came from the US where election debates began, President Trump and the First Lady contracted COVID-19, and tensions between the US and China once again made headlines with the possible banning of social media apps TikTok and Tencent’s WeChat and the blacklisting of Chinese semiconductor foundry, SMIC. This meant the fund’s holdings in Tencent and semiconductor equipment manufacturers such as Applied Materials, were weaker (relative) in the quarter. However, markets were buoyed by the US Fed’s decision in August to shift policy and target an average inflation rate of 2%, which was quickly interpreted as implying interest rates would be more likely to stay lower for longer. Overall, during the quarter, the fund’s exposure to healthcare stocks was the largest contributor to sector performance with strong stock selection from MedTech companies Thermo Fisher (up 21.9% in USD over Q3), Danaher (up 21.9%) and Medtronic (up 14.0%). The fund’s 0% exposure to Energy stocks was the 2nd biggest sector contributor to the fund’s relative performance as the energy sector continued to underperform. Conversely, weaker stock selection in Industrials was a drag primarily driven by a weak quarter from Roper Technologies (up 1.9% in USD over Q3) and a lack of exposure to transportation stocks – the 2nd best-performing industry group over the quarter as a boom in parcel delivery continued.

Moving into the 4th quarter, two of the market uncertainties became a little clearer, with several Covid-19 vaccines showing high late-stage efficacy rates and Joe Biden winning the US presidency. All this made for a reversal in fortunes for those stocks that had underperformed over the year. Consequently, value stocks outperformed their growth counterparts over the quarter with some of the previously worst performing industries, Energy and Banks, subsequently, the best performing industries over Q4. This created a drag on the portfolio as we continue to own no stocks within these areas. However, although IT had a weaker quarter, within that semiconductors performed very well with portfolio holdings and industry peers, reporting increases in demand and bullish outlooks. Semiconductor holdings made up 5 of the fund’s top 10 performing stocks over the quarter (Applied Materials, up 45.6%, Samsung, up 44.0%, Lam Research, up 42.7%, Infineon, up 36.7%, and KLA Corp, up 34.1%). Additionally, strong stock selection from our Chinese Consumer Discretionary stocks, Anta Sports (up 53.4%) and New Oriental Education (up 24.3%) was a positive for the portfolio as the Chinese region had seemingly been able to contain the virus and move to open up the economy once more. Consequently, over the 4th quarter, the MSCI World Index had a total return of 14.0% (in USD) over the quarter. The Guinness Atkinson Global Innovators Fund had a total return of 14.8% (in USD) over the same period, thereby outperforming the MSCI World Index by 0.8%.

Activity

We sold five positions and initiated five new positions over the course of 2020.

•	We made five changes over Q1, selling positions in Continental, Siemens, Fanuc, Catcher Technologies, and Eaton, while initiating new positions in Visa, MasterCard, Microsoft, Medtronic, and Thermo Fisher.
•	We made no further changes over Q2, Q3 or Q4.

Outlook

The Guinness Atkinson Global Innovators fund seeks to invest in quality innovative companies trading at reasonable valuations. By doing so, we look to invest in companies that are experiencing faster profit growth, that have higher margins and are less susceptible to cyclical pressures. Whilst we are pleased with the performance seen over 2020, we continue to believe that the fund remains well positioned.

As we look ahead to 2021, it is clear that the spread of COVID-19, mass vaccination and subsequent economic recoveries will remain very important factors in how equities perform over the coming year. However, despite an unprecedented 2020, the fund’s strategy has shown its effectiveness in seeking to invest in quality companies that continue to grow through their exposure to innovation themes. As such, we remain optimistic that the fund can remain robust despite whatever uncertainties 2021 may bring, while continuing to benefit from a recovery in the economic backdrop.

Ian Mortimer & Matthew Page

January 2021

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. The Fund’s focus on the technology, internet and communications sectors are extremely competitive and subject to rapid rates of change.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the ‘prism’ of innovation to highlight those we think might be winners in the future - and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies may outperform in the future and that a value discipline to stock selection has the potential to add to that performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and are not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing twelve months earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

A cash flow return on investment (CFROI) is a valuation metric that acts as a proxy for a company's economic return. This return is compared to the cost of capital, or discount rate, to determine value-added potential.

Earnings growth is not representative of the Fund’s future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security

FUND HIGHLIGHTS at December 31, 2020

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

		Fund Managers:
# of Holdings in Portfolio:	30	Dr. Ian Mortimer
Portfolio Turnover:	14.4%	Matthew Page
% of Stocks in Top 10:	35.6%

Top 10 Holdings (% of net assets)
ANTA Sports Products Ltd.	4.0%
PayPal Holdings, Inc.	3.8%
NIKE Inc.	3.6%
ABB Ltd.	3.5%
Tencent Holdings Ltd.	3.5%
Samsung Electronics Co., Ltd. - GDR	3.5%
Alphabet Inc. - A Shares	3.5%
Danaher Corp.	3.4%
New Oriental Education & Technology Group Inc. - ADR	3.4%
Adobe Inc.	3.4%

Geographic Breakdown (% of net assets)
United States	65.9%	South Korea	3.5%
China	10.9%	Israel	3.3%
Germany	5.9%	France	3.2%
Switzerland	3.6%	Ireland	3.2%

Global Innovators Fund

Growth of $10,000

Average Annual Total Return
Periods Ended December 31, 2020

	One Year	Five Years	Ten Years
Investor Class	36.17%	18.02%	15.07%
Institutional Class [1]	36.46%	18.32%	15.21%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The performance graph above is shown for the Fund's Investor Class shares; Institutional Class shares performance may vary.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

[1]	Performance information for the Institutional Class, prior to commencement of operations on December 31, 2015, is based on the performance of Investor Class, and adjusted for the lower expenses applicable to Institutional Class.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.5%	Value

	Application Software: 6.6%
49,900	Check Point Software Technologies Ltd	$6,632,209
30,790	Microsoft Corp.	6,848,312
		13,480,521
	Athletic Footwear: 3.7%
52,038	NIKE Inc.	7,361,816

	Cable/Satellite TV: 3.0%
117,060	Comcast Corp. - Class A	6,133,944

	Commercial Services: 3.8%
33,327	PayPal Holdings, Inc.*	7,805,183

	Diversified Manufacturing Operations: 6.8%
31,259	Danaher Corp.	6,943,874
14,540	Thermo Fisher Scientific Inc.	6,772,441
		13,716,315
	E-Commerce: 3.3%
2,040	Amazon.com Inc.*	6,644,137

	Electronic Components - Semiconductor: 9.8%
172,395	Infineon Technologies AG	6,660,078
11,904	NVIDIA Corp.	6,216,269
3,874	Samsung Electronics Co., Ltd. - GDR	7,076,524
		19,952,871
	Enterprise Software/Services: 6.0%
13,740	Adobe Inc.*	6,871,649
40,589	SAP SE	5,381,992
		12,253,641
	Finance - Other Services: 9.6%
57,973	Intercontinental Exchange, Inc.	6,683,707
18,270	Mastercard Inc .	6,521,294
28,280	Visa Inc.	6,185,684
		19,390,685
	Internet Application Software: 3.5%
98,100	Tencent Holdings Ltd.	7,126,038

	Internet Content: 3.2%
23,690	Facebook Inc.*	6,471,160

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Schedule of Investments

at December 31, 2020

Shares	Common Stocks: 99.5%	Value

	Machinery - Electric Utility: 3.5%
253,300	ABB Ltd.	$7,182,806

	Machinery: 3.1%
14,580	Roper Industries, Inc.	6,285,292

	Metal Instrument: 3.2%
55,640	Medtronic PLC	6,517,670

	Networking Products: 3.4%
152,767	Cisco Systems Inc.	6,836,323

	Pharmaceutical: 2.9%
95,430	Bristol-Myers Squibb Co	5,919,523

	Power Conversion/Supply Equipment: 3.2%
45,185	Schneider Electric SE	6,558,522

	Retail - Apparel: 4.0%
508,000	ANTA Sports Products Ltd.	8,090,792

	Schools: 3.4%
37,320	New Oriental Education & Technology Group Inc. - ADR*	6,934,429

	Semiconductor: 10.0%
78,940	Applied Materials Inc.	6,812,522
25,650	KLA-Tencor Corp.	6,641,042
14,320	Lam Research Corp.	6,762,907
		20,216,471
	Web Portals: 3.5%
4,000	Alphabet Inc. - A Shares*	7,010,560

	Total Common Stocks	$201,888,699
	(cost $94,930,532)

	Total Investments in Securities	201,888,699
	(cost $94,930,532): 99.5%

	Other Assets less Liabilities: 0.5%	1,100,272

	Net Assets: 100.0%	$202,988,971

*	Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2020

1.	PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURN	1 YEAR	3 YEARS	5 YEARS	Since Inception (06/30/11)
Fund	8.89%	3.39%	3.20%	2.10%
Benchmark Indices:
Hang Seng Markit iBoxx Offshore RMB Overall Index	10.92%	4.75%	4.80%	3.43%
RMB Cash Offshore (CNH)*	7.06%	0.06%	0.20%	-0.06%
RMB Cash Onshore (CNY)*	6.68%	-0.10%	-0.10%	-0.10%

*	Net change in exchange rate versus U.S. dollar.

For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund rose 8.89% in the year compared to the offshore renminbi (CNH) which rose 7.06% against the dollar and the benchmark which rose 10.92%.

The renminbi remained on a strengthening trend against the dollar following its 4.22% rise in the third quarter ending the year at RMB 6.5028 to the dollar. This is the strongest it has been (barring a three- month burst in 2018) since 2016. The market’s ongoing positive outlook for the currency was indicated by the offshore renminbi exchange rate ending the period at a premium to the onshore rate.

The diverging fortunes of China’s economy versus the prospects for the rest of the world’s major economies is an important driver. Economic growth in the second quarter was 3.2%, 4.9% in the third and 6.5% in the fourth quarter. For the full year, China’s economy grew 2.3% and is likely to have been the only major economy to record expansion this year. The main drivers of economic recovery were manufacturing and trade growth, while services lagged. Electronics, personal protection equipment and medical devices production led the way but then broadened out to consumer goods which were primarily bought through online distribution channels. Higher-ticket items such as consumer durables and automobiles have seen a slower pace of recovery. By November 2020 (the latest data we have) Chinese exports for the year had reached US$2.32 trillion and overtaken the $2.26 trillion in the same period in 2019.

Interest rate differentials are another driver: central banks across the developed world have set short term interest rates at or close to zero. The CNH sovereign yield curve barely moved during the year with yields at the year-end between 2.48% and 3.47% across maturities between 1 and 30 years. US Treasury yields by contrast, dropped by almost 1.5% for maturities between 1 and 7 years and by 1% for longer dated bonds. Treasury yields at the end of 2020 were between 0.10% and 1.85% for maturities between 1 and 30 years.

The fiscal response adopted by countries across the world has varied significantly due either to the severity and duration of economic disruption, and to the means at each nation’s disposal. In China’s case, major economic disruption was limited to the first four months of the year (though the impact on services continues) and the government has been cautious about adding to the country’s debt problems which remain following the 2008/9 support program.

The duration of the offshore RMB market was approximately 2 years as at the end of the period. China offshore renminbi sovereign bonds at 2 years’ maturity offered a yield 2.38% above equivalent Treasurys. In the Corporate market, renminbi-denominated credits with a credit rating equivalent to single A by S&P, offered a yield premium of 3.03% above 2-year maturity US Corporate equivalents.

New issuance in the market reached RMB268 billion ($41 bn) by value. Excluding issuance by the PBOC which issues every quarter to help manage and maintain liquidity in the currency market, this falls to RMB113 billion ($17 bn). But this is still the highest level of issuance since 2016. The bulk of new issuers have been financial institutions although German car makers Daimler, BMW and VW have also been present. The notable change in 2020 has been the increased presence and frequency of new issuers from the United Arab Emirates and Qatar.

2.	Portfolio Changes

During year three holdings matured: Long Profit (Ocean Wealth) 6.5% 2/27/20, Lenovo Group 4.95% 6/10/20 and Asia Development Bank 2.85% 10/21/20. Two bonds were called: ANZ Banking 4.75% 1/31/25 and Commonwealth Bank 5.15% 3/11/25.

We bought nine new positions which were funded by the called and matured positions and by new flows into the Fund. In the government sector we bought position in policy-bank China Development Bank at 3- and 5-year maturities (3.03% 11/27/23 and 3.23% 11/27/25); in the commercial banking sector we added Bank of China/Macau 3.3% 4/47/22, First Abu Dhabi Bank 3.4% 8/18/25 and QNB Finance 5.25% 6/21/21; in the automobile sector we added BMW 2.8% 8/11/23; and real estate we added Chinese company Zhenro Properties 7.4% 8/12/21 and two Hong Kong companies, Wharf 3.2% 9/15/23 and Sun Hung Kai Properties 3.2% 08/14/27.

3.	Portfolio Position

Bonds issued by Government/Supranational organizations accounted for 16% of the portfolio with a further 20% issued by Chinese non-financial companies, 8% in Chinese banks and 24% in non-Chinese banks. The valuation of the portfolio as measured by the yield to maturity was 2.86% and the duration of the portfolio was 1.83 years, which compares to the market yield to maturity of 2.80% and duration of 1.96 years.

4.	Outlook

The strengthening of the RMB against the dollar is a function both of China’s relatively better economic performance and of a broader weakening of the US dollar. From the China perspective, the market forecasts 8.3% GDP growth in the coming year and 5.5% in 2022, and a slow but well-flagged decline in short term interest rates.

There are caveats to this positive outlook in the form of likely further corporate and local government debt defaults in the domestic Chinese bond market, ongoing central government policy efforts to cut leverage and the imbalanced nature of economic recovery with services still lagging. Nevertheless, even with these overhangs growth, positive interest rate differentials, a substantial trade balance and relatively modest fiscal deficit points to further support for the currency. If we see further dollar weakness as its positive role loses some of its importance and the new US Administration pursues a more expansionary spending policy, then we could see the RMB strengthen further against the dollar this year.

Edmund Harriss

January 2021

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments.

Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Index family (“HSM iBoxx”) is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Yield to maturity is the total return anticipated on a bond if the bond is held until it matures.

Duration is expressed in the form of number of years and measures a bond's sensitivity to change in interest rates. To be specific, it measures the change in market value of security due to 1% change in interest rates.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Renminbi Yuan & Bond Fund

Growth of $10,000

Average Annual Total Return
Periods Ended December 31, 2020

One Year	Five Years	Since Inception (6/30/2011)
8.89%	3.20%	2.10%

*	Inception date 6/30/11.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The iBoxx Hang Seng Markit Offshore RMB Overall Index (“HSM iBoxx”) captures the performance of debt denominated in Chinese yuan but issued and settled offshore. The index family offers a broad coverage of the offshore RMB bond universe.

FUND HIGHLIGHTS at December 31, 2020

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

		Fund Managers:
# of Holdings in Portfolio:	15	Edmund Harriss
Portfolio Turnover:	36.2%
% of Investments in Top 10:	63.5%

Top 10 Holdings (% of net assets)
First Abu Dhabi Bank, 3.400%, 8/18/25	15.8%
BMW Finance, 2.800%, 8/11/23	11.8%
QNB Finance Ltd, 5.250%, 6/21/21	8.0%
Export-Import Bank of Korea, 4.500%, 01/27/24	4.1%
Shui On Development Holding Ltd., 6.875%, 03/02/21	4.0%
Bank of China, 3.300%, 4/17/22	4.0%
Daimler International Finance BV, 4.800%, 04/09/21	4.0%
Arab Petroleum Investments Corp, 4.700%, 03/13/21	4.0%
Wharf Real Estate Investment Company Ltd., 3.200%, 9/15/23	3.9%
Zhenro Properties Group Ltd., 7.400%, 8/12/21	3.9%

Geographic Breakdown (% of net assets)
Cayman Islands	15.9%	United Kingdom	7.9%
United Arab Emirates	15.7%	Hong Kong	7.8%
Netherlands	15.7%	South Korea	4.1%
China	11.8%	British Virgin Islands	3.9%

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Schedule of Investments

at December 31, 2020

Principal Amount (CNH)	Corporate Bonds: 82.8%	Value

	Auto-Cars/Light Trucks: 15.7%
3,000,000	BMW Finance, 2.800%, 8/11/23	$459,645
1,000,000	Daimler International Finance BV, 4.800%, 04/09/21	154,468
		614,113

	Export/Import Bank: 31.7%
1,000,000	Bank of China, 3.300%, 4/17/22	154,471
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	158,671
4,000,000	First Abu Dhabi Bank, 3.400%, 8/18/25	615,739
2,000,000	QNB Finance Ltd, 5.250%, 6/21/21	310,622
		1,239,503

	Finance - Leasing Company: 11.8%
1,000,000	China Development Bank, 3.030%, 11/27/23	153,577
1,000,000	China Development Bank, 3.230%, 11/27/25	153,243
1,000,000	Far East Horizon Ltd., 4.900%, 02/27/21	153,575
		460,395

	Real Estate Operator/Developer: 19.7%
1,000,000	Franshion Brilliant Ltd., 5.200%, 03/08/21	153,584
1,000,000	Shui On Development Holding Ltd., 6.875%, 03/02/21	155,313
1,000,000	Sun Hung Ka 3.200%, 8/14/27	153,015
1,000,000	Wharf Real Estate Investment Company Ltd., 3.200%, 9/15/23	154,033
1,000,000	Zhenro Properties Group Ltd., 7.400%, 8/12/21	153,926
		769,871

	Supranational Banks: 3.9%
1,000,000	Arab Petroleum Investments Corp, 4.700%, 03/13/21	154,236

	Total Corporate Bonds	$3,238,118
	(cost $3,151,804)

	Total Investments in Securities	3,238,118
	(cost $3,151,804): 82.8%
	China Yuan (Offshore): 8.0%	313,286

	Other Assets less Liabilities: 9.2%	358,130

	Net Assets: 100.0%	$3,909,534

CNH - The official currency of the People’s Republic of China.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

at December 31, 2020

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$16,375,752	$10,274,147	$2,862,991	$43,154,890
Investments in securities, at value	$25,197,158	$18,978,318	$4,126,591	$66,378,636
Cash	1,417,722	137,739	-	-
Cash denominated in foreign currency
(cost of $59,693, $4,776, $6,870 and $63,588, respectively)	59,693	4,866	6,878	63,604
Receivables:
Securities sold	-	-	85,500	439,492
Fund shares sold	702,586	-	-	-
Dividends and interest	8,469	32,226	20,317	-
Tax reclaim	7,159	-	-	-
Due from Advisor, net	-	-	8,683	-
Prepaid expenses	1,211	3,453	4,310	4,446
Total Assets	27,393,998	19,156,602	4,252,279	66,886,178

Liabilities
Overdraft due to custodian bank	-	-	10,983	195,501
Payable for securities purchased	382,143	3,350	32,619	-
Payable for Fund shares redeemed	22,265	-	-	8,481
Deferred foreign tax liability (Note 2)	-	-	6,031	-
Due to Advisor, net	23,016	15,422	-	54,201
Accrued administration fees	1,179	1,094	443	3,804
Accrued shareholder servicing plan fees	2,929	3,404	1,166	10,425
Other accrued expenses	45,608	56,041	26,771	66,997
Total Liabilities	477,140	79,311	78,013	339,409

Net Assets	$26,916,858	$19,077,291	$4,174,266	$66,546,769

Composition of Net Assets
Paid-in capital	$55,757,101	$10,007,494	$2,870,630	$39,772,789
Total distributable earnings (loss)	(28,840,243)	9,069,797	1,303,636	26,773,980
Net Assets	$26,916,858	$19,077,291	$4,174,266	$66,546,769

Number of shares issued and outstanding (unlimited shares authorized, no par value)	4,346,701	802,816	246,711	2,567,376

Net asset value per share	$6.19	$23.76	$16.92	$25.92

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

at December 31, 2020

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$15,399,777	$14,873,961	$94,930,532	$3,151,804
Investments in securities, at value	$20,853,202	$8,637,687	$201,888,699	$3,238,118
Cash	822,947	28,258	1,038,200	293,991
Cash denominated in foreign currency
(cost of $19,327, $0, $0 and $310,296, respectively)	19,297	-	-	313,286
Receivables:
Fund shares sold	359,944	13,408	132,591	29,976
Dividends and interest	32,467	12,483	106,474	53,952
Tax reclaim	19,199	73,053	98,962	-
Due from Advisor, net	3,142	-	-	5,022
Prepaid expenses	978	3,227	14,193	3,684
Total Assets	22,111,176	8,768,116	203,279,119	3,938,029

Liabilities
Payable for Fund shares redeemed	15,169	20,371	8,103	-
Due to Advisor, net	-	3,193	145,043	-
Accrued administration fees	1,400	1,000	10,164	494
Accrued shareholder servicing plan fees	4,300	4,215	23,367	804
Other accrued expenses	35,291	53,394	103,471	27,197
Total Liabilities	56,160	82,173	290,148	28,495

Net Assets	$22,055,016	$8,685,943	$202,988,971	$3,909,534

Composition of Net Assets
Paid-in capital	$17,227,745	$42,843,943	$89,165,422	$8,043,451
Total distributable earnings (loss)	4,827,271	(34,158,000)	113,823,549	(4,133,917)
Net Assets	$22,055,016	$8,685,943	$202,988,971	$3,909,534

Number of shares issued and outstanding (unlimited shares authorized, no par value)	968,396	696,640	-	312,748

Net asset value per share	$22.77	$12.47	-	$12.50

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding			$147,752,132
Shares of beneficial interest issued and outstanding			2,441,122
Net asset value per share			$60.53

Institutional Class shares:
Net assets applicable to shares outstanding			$55,236,839
Shares of beneficial interest issued and outstanding			907,096
Net asset value per share			$60.89

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2020

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Investment Income
Dividends *	$123,110	$316,716	$303,982	$1,316,472
Total income	123,110	316,716	303,982	1,316,472

Expenses
Advisory fees	116,141	160,412	76,292	600,089
Shareholder servicing plan fees	21,531	21,528	16,757	74,311
Transfer agent fees and expenses	29,572	28,460	15,814	54,327
Fund accounting fee and expenses	26,512	26,361	27,017	20,087
Administration fees	6,612	9,145	4,348	34,705
Custody fees and expenses	11,626	23,482	27,511	27,256
Audit fees	18,300	25,000	12,500	25,000
Legal fees	6,830	9,781	3,995	36,326
Registration fees	17,741	19,531	20,691	22,991
Printing	12,225	8,868	6,234	13,233
Trustees' fees and expenses	6,599	6,282	5,201	12,482
Insurance	888	1,686	453	6,566
CCO fees and expenses	7,966	9,447	6,993	16,190
Miscellaneous	4,238	4,992	4,050	6,733
Interest expense	40	809	1,143	12,290
Total expenses	286,821	355,784	228,999	962,586
Less: fees waived and expenses absorbed	(56,176)	(37,318)	(143,941)	-
Net expenses	230,645	318,466	85,058	962,586
Net investment income (loss)	(107,535)	(1,750)	218,924	353,886

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	1,140,352	553,837	2,807,690	5,445,244
Foreign currency	(1,754)	(6,082)	(79,060)	62,429
	1,138,598	547,755	2,728,630	5,507,673
Net change in unrealized appreciation (depreciation) on:
Investments	7,977,044	3,321,077	836,365	2,104,240
Deferred foreign taxes	-	-	(5,943)	-
Foreign currency	911	172	118	45
	7,977,955	3,321,249	830,540	2,104,285

Net realized and unrealized gain on investments and foreign currency	9,116,553	3,869,004	3,559,170	7,611,958
Net increase in Net Assets from Operations	$9,009,018	$3,867,254	$3,778,094	$7,965,844

*	Net of foreign tax withheld of $14,808, $43,430, $23,304, and $49,327, respectively.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2020

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends *	$476,073	$487,822	$2,009,886	$-
Interest	-	-	-	75,868
Total income	476,073	487,822	2,009,886	75,868

Expenses
Advisory fees	71,518	73,956	1,326,788	12,384
Shareholder servicing plan fees	33,894	22,250	-	1,366
Investor Class	-	-	249,558	-
Transfer agent fees and expenses	18,349	24,028	-	15,158
Investor Class	-	-	73,762	-
Institutional Class	-	-	21,504	-
Fund accounting fee and expenses	27,756	29,349	26,250	29,433
Administration fees	9,059	5,629	73,502	1,283
Institutional Class	-	-	31,102	-
Custody fees and expenses	15,505	13,397	23,429	1,714
Audit fees	12,500	25,000	25,000	12,726
Legal fees	9,746	4,968	102,439	1,343
Registration fees	18,972	20,771	-	18,586
Investor Class	-	-	23,708	-
Institutional Class	-	-	18,282	-
Printing	9,768	11,832	29,011	8,910
Trustees' fees and expenses	6,651	6,778	26,368	4,924
Insurance	1,202	1,693	15,322	152
CCO fees and expenses	8,561	7,507	38,678	6,603
Miscellaneous	4,382	4,591	11,267	3,918
Interest expense	28	419	758	303
Total expenses	247,891	252,168	2,116,728	118,803
Less: fees waived and expenses absorbed	(139,792)	(108,558)	(36,040)	(98,235)
Net expenses	108,099	143,610	2,080,688	20,568
Net investment income (loss)	367,974	344,212	(70,802)	55,300

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(424,685)	(4,445,902)	10,498,152	(65,112)
Foreign currency	(13,169)	(1,054)	(25,283)	36,841
	(437,854)	(4,446,956)	10,472,869	(28,271)
Net change in unrealized appreciation (depreciation) on:
Investments	2,454,236	(1,643,358)	44,741,825	227,473
Foreign currency	1,690	2,004	7,659	4,221
	2,455,926	(1,641,354)	44,749,484	231,694

Net realized and unrealized gain (loss) on investments and foreign currency	2,018,072	(6,088,310)	55,222,353	203,423
Net increase (decrease) in Net Assets from Operations	$2,386,046	$(5,744,098)	$55,151,551	$258,723

*	Net of foreign tax withheld of $19,369, $49,306, $138,218, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(107,535)	$(11,098)	$(1,750)	$187,124
Net realized gain (loss) on:
Investments	1,140,352	(2,070,149)	553,837	1,107,026
Foreign currency	(1,754)	(1,951)	(6,082)	(3,167)
Net change in unrealized appreciation (depreciation) on:
Investments	7,977,044	4,381,040	3,321,077	2,892,583
Foreign currency	911	(894)	172	141
Net increase in net assets resulting from operations	9,009,018	2,296,948	3,867,254	4,183,707

Distributions to Shareholders
Net dividends and distributions	-	-	(1,055,465)	(1,101,642)
Total distributions to shareholders	-	-	(1,055,465)	(1,101,642)

Capital Transactions
Proceeds from shares sold	12,444,243	480,342	378,945	602,554
Reinvestment of distributions	-	-	985,566	1,028,730
Cost of shares redeemed	(3,766,410)	(1,434,859)	(2,512,240)	(2,360,334)
Redemption fee proceeds	-	-	60	1,664
Net change in net assets from capital transactions	8,677,833	(954,517)	(1,147,669)	(727,386)

Total increase in net assets	17,686,851	1,342,431	1,664,120	2,354,679

Net Assets
Beginning of period	9,230,007	7,887,576	17,413,171	15,058,492
End of period	$26,916,858	$9,230,007	$19,077,291	$17,413,171

Capital Share Activity
Shares sold	2,447,767	161,475	19,228	31,769
Shares issued on reinvestment	-	-	44,236	53,945
Shares redeemed	(877,381)	(476,586)	(129,961)	(124,620)
Net increase (decrease) in shares outstanding	1,570,386	(315,111)	(66,497)	(38,906)

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Asia Pacific Dividend Builder Fund		China & Hong Kong Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$218,924	$151,611	$353,886	$997,761
Net realized gain (loss) on:
Investments	2,807,690	(92,682)	5,445,244	1,628,895
Foreign currency	(79,060)	107	62,429	(19)
Net change in unrealized appreciation (depreciation) on:
Investments and deferred foreign taxes	830,422	760,803	2,104,240	13,587,804
Foreign currency	118	54	45	(30)
Net increase in net assets resulting from operations	3,778,094	819,893	7,965,844	16,214,411

Distributions to Shareholders
Net dividends and distributions	(488,673)	(146,370)	(2,316,950)	(2,845,943)
Total distributions to shareholders	(488,673)	(146,370)	(2,316,950)	(2,845,943)

Capital Transactions
Proceeds from shares sold	13,768,044	891,756	519,510	712,194
Reinvestment of distributions	478,955	137,936	2,222,457	2,729,651
Cost of shares redeemed	(18,075,853)	(1,150,084)	(9,469,071)	(5,801,510)
Redemption fee proceeds	-	1	1,280	415
Net change in net assets from capital transactions	(3,828,854)	(120,391)	(6,725,824)	(2,359,250)

Total increase (decrease) in net assets	(539,433)	553,132	(1,076,930)	11,009,218

Net Assets
Beginning of period	4,713,699	4,160,567	67,623,699	56,614,481
End of period	$4,174,266	$4,713,699	$66,546,769	$67,623,699

Capital Share Activity
Shares sold	1,122,616	56,463	22,691	33,338
Shares issued on reinvestment	30,188	8,744	91,384	125,213
Shares redeemed	(1,190,438)	(73,358)	(425,146)	(272,578)
Net decrease in shares outstanding	(37,634)	(8,151)	(311,071)	(114,027)

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend Builder Fund		Global Energy Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$367,974	$275,877	$344,212	$404,181
Net realized loss on:
Investments	(424,685)	(88,268)	(4,445,902)	(1,518,184)
Foreign currency	(13,169)	(150)	(1,054)	(3,322)
Net change in unrealized appreciation (depreciation) on:
Investments	2,454,236	2,252,395	(1,643,358)	3,078,014
Foreign currency	1,690	125	2,004	(4)
Net increase (decrease) in net assets resulting from operations	2,386,046	2,439,979	(5,744,098)	1,960,685

Distributions to Shareholders
Net dividends and distributions	(348,995)	(368,737)	(339,997)	(326,563)
Total distributions to shareholders	(348,995)	(368,737)	(339,997)	(326,563)

Capital Transactions
Proceeds from shares sold	11,029,359	3,555,377	2,338,606	1,319,903
Reinvestment of distributions	347,728	365,809	327,414	313,614
Cost of shares redeemed	(4,303,026)	(1,505,728)	(4,651,589)	(6,064,974)
Net change in net assets from capital transactions	7,074,061	2,415,458	(1,985,569)	(4,431,457)

Total increase (decrease) in net assets	9,111,112	4,486,700	(8,069,664)	(2,797,335)

Net Assets
Beginning of period	12,943,904	8,457,204	16,755,607	19,552,942
End of period	$22,055,016	$12,943,904	$8,685,943	$16,755,607

Capital Share Activity
Shares sold	549,958	184,060	195,700	66,246
Shares issued on reinvestment	18,098	18,714	25,579	16,798
Shares redeemed	(223,646)	(78,890)	(378,770)	(307,250)
Net increase (decrease) in shares outstanding	344,410	123,884	(157,491)	(224,206)

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(70,802)	$599,462
Net realized gain (loss) on:
Investments	10,498,152	7,668,312
Foreign currency	(25,283)	(5,212)
Net change in unrealized appreciation on:
Investments	44,741,825	46,760,941
Foreign currency	7,659	2,306
Net increase in net assets resulting from operations	55,151,551	55,025,809

Distributions to Shareholders
Net dividends and distributions:
Investor Class	(3,838,812)	(5,921,989)
Institutional Class	(1,438,567)	(2,109,117)
Total distributions to shareholders	(5,277,379)	(8,031,106)

Capital Transactions
Proceeds from shares sold:
Investor Class	7,186,724	9,631,516
Institutional Class	6,182,277	7,431,632
Reinvestment of distributions:
Investor Class	3,740,179	5,772,471
Institutional Class	816,731	1,201,595
Cost of shares redeemed:
Investor Class	(34,700,968)	(48,214,918)
Institutional Class	(10,767,945)	(6,997,671)
Net change in net assets from capital transactions	(27,543,002)	(31,175,375)

Total increase in net assets	22,331,170	15,819,328

Net Assets
Beginning of period	180,657,801	164,838,473
End of period	$202,988,971	$180,657,801

Capital Share Activity
Shares sold:
Investor Class	150,001	229,499
Institutional Class	124,918	178,137
Shares issued on reinvestment:
Investor Class	63,371	130,275
Institutional Class	13,757	27,020
Shares redeemed:
Investor Class	(723,291)	(1,170,117)
Institutional Class	(233,014)	(164,414)
Net decrease in shares outstanding	(604,258)	(769,600)

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Renminbi Yuan & Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$55,300	$68,408
Net realized gain (loss) on:
Investments	(65,112)	(34,553)
Foreign currency	36,841	(2,990)
Net change in unrealized appreciation on:
Investments	227,473	43,918
Foreign currency	4,221	609
Net increase in net assets resulting from operations	258,723	75,392

Distributions to Shareholders
Net dividends and distributions	(6,438)
Return of capital	-	(17,867)
Total distributions to shareholders	(6,438)	(17,867)

Capital Transactions
Proceeds from shares sold	2,270,348	154,250
Reinvestment of distributions	6,151	17,203
Cost of shares redeemed	(104,683)	(922,877)
Redemption fee proceeds	-	2,010
Net change in net assets from capital transactions	2,171,816	(749,414)

Total increase (decrease) in net assets	2,424,101	(691,889)

Net Assets
Beginning of period	1,485,433	2,177,322
End of period	$3,909,534	$1,485,433

Capital Share Activity
Shares sold	192,372	13,386
Shares issued on reinvestment	543	1,532
Shares redeemed	(8,962)	(79,719)
Net increase (decrease) in shares outstanding	183,953	(64,801)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Alternative Energy Fund	2020	2019	2018	2017	2016

Net asset value, beginning of period	$3.32	$2.55	$3.02	$2.51	$3.03

Income from investment operations:
Net investment income (loss)	(0.03)	(0.01)	-	-	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.90	0.78	(0.47)	0.52	(0.53	)(3)
Total from investment operations	2.87	0.77	(0.47)	0.52	(0.52)

Less distributions:
From net investment income	-	-	- (1)	(0.01)	-
Total distributions	-	-	-	(0.01)	-

Net asset value, end of period	$6.19	$3.32	$2.55	$3.02	$2.51

Total return	86.45%	30.20%	(15.49)%	20.68%	(17.16)%

Ratios/supplemental data:
Net assets, end of period (millions)	$26.9	$9.2	$7.9	$10.6	$10.2

Ratio of expenses to average net assets:
Before fee waived/recaptured	2.46%	3.00%	2.57%	2.74%	2.60%
After fees waived/recaptured (2)	1.98%	1.98%	1.98%	1.98%	1.99	%(4)

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(1.40)%	(1.15)%	(0.43)%	(0.88)%	(0.38)%
After fees waived/recaptured	(0.92)%	(0.13)%	0.16%	(0.12)%	0.23%

Portfolio turnover rate	35.00%	43.19%	36.54%	32.45%	63.95%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(3)	The Advisor reimbursed the Fund $16,892 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.004 per share.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Asia Focus Fund	2020	2019	2018		2017	2016

Net asset value, beginning of period	$20.03	$16.58	$22.58		$15.50	$14.40

Income from investment operations:
Net investment income	0.01	0.21	0.26		0.16	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	5.09	4.56	(4.83)		7.11	1.17
Total from investment operations	5.10	4.77	(4.57)		7.27	1.32

Less distributions:
From net investment income	(0.10)	(0.12)	(0.26)		(0.20)	(0.22)
From net realized gain	(1.27)	(1.20)	(1.18)		-	-
Total distributions	(1.37)	(1.32)	(1.44)		(0.20)	(0.22)

Redemption fee proceeds	0.00 (1)	- (1)	0.01		0.01	-

Net asset value, end of period	$23.76	$20.03	$16.58		$22.58	$15.50

Total return	25.93%	29.20%	(20.45)%		47.10%	9.20%

Ratios/supplemental data:
Net assets, end of period (millions)	$19.1	$17.4	$15.1		$20.2	$15.5

Ratio of expenses to average net assets:
Before fees waived	2.21%	2.27%	2.01%		2.22%	2.24%
After fees waived (2)	1.98%	1.98%	1.99	%(3)	1.98%	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.24)%	0.85%	1.14%		0.60%	0.75%
After fees waived	(0.01)%	1.14%	1.16%		0.84%	1.01%

Portfolio turnover rate	30.24%	19.56%	31.97%		13.24%	38.07%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Asia Pacific Dividend Builder Fund	2020		2019	2018		2017		2016

Net asset value, beginning of period	$16.58		$14.22	$17.85		$13.43		$12.79

Income from investment operations:
Net investment income	0.37		0.51	0.49		0.40		0.42
Net realized and unrealized gain (loss) on investments and foreign currency	1.84		2.35	(3.36)		4.47		0.71
Total from investment operations	2.21		2.86	(2.87)		4.87		1.13

Less distributions:
From net investment income	(0.38)		(0.50)	(0.77)		(0.46)		(0.49)
From net realized gain	(1.49)		-	-		-		-
Total distributions	(1.87)		(0.50)	(0.77)		(0.46)		(0.49)

Redemption fee proceeds	-		- (1)	0.01		0.01		-	(1)

Net asset value, end of period	$16.92		$16.58	$14.22		$17.85		$13.43

Total return	13.90%		20.33%	(16.42)%		36.70%		8.81%

Ratios/supplemental data:
Net assets, end of period (millions)	$4.2		$4.7	$4.2		$7.6		$8.5

Ratio of expenses to average net assets:
Before fees waived	3.00%		4.02%	3.27%		3.48%		3.14%
After fees waived (2)	1.11	%(3)	1.10%	1.12	%(3)	1.12	%(3)	1.11	%(3)

Ratio of net investment income to average net assets:
Before fees waived	0.98%		0.34%	0.89%		0.20%		1.11%
After fees waived	2.87%		3.26%	3.04%		2.56%		3.14%

Portfolio turnover rate	217.65%		32.99%	23.38%		47.32%		30.91%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015, the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.02%, 0.02% and 0.01% for the year ended December 31, 2020, 2018, 2017 and 2016, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
China & Hong Kong Fund	2020		2019	2018	2017	2016

Net asset value, beginning of period	$23.49		$18.92	$26.55	$19.09	$19.50

Income from investment operations:
Net investment income	0.16		0.37	0.33	0.29	0.34
Net realized and unrealized gain (loss) on investments and foreign currency	3.20		5.23	(5.59)	8.95	0.26
Total from investment operations	3.36		5.60	(5.26)	9.24	0.60

Less distributions:
From net investment income	(0.20)		(0.43)	(0.31)	(0.16)	(0.27)
From net realized gain	(0.73)		(0.60)	(2.06)	(1.63)	(0.74)
Total distributions	(0.93)		(1.03)	(2.37)	(1.79)	(1.01)

Redemption fee proceeds	-	(1)	- (1)	- (1)	0.01	- (1)

Net asset value, end of period	$25.92		$23.49	$18.92	$26.55	$19.09

Total return	14.54%		30.00%	(20.21)%	48.85%	2.95%

Ratios/supplemental data:
Net assets, end of period (millions)	$66.5		$67.6	$56.6	$78.2	$58.2

Ratio of expenses to average net assets:(2)	1.60	%(3)	1.69%	1.54%	1.64%	1.66%

Ratio of net investment income to average net assets:	0.59%		1.61%	1.27%	1.17%	1.70%

Portfolio turnover rate	45.40%		24.18%	22.27%	20.78%	28.02%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Dividend Builder Fund	2020	2019	2018	2017	2016

Net asset value, beginning of period	$20.74	$16.91	$18.09	$15.28	$14.75

Income from investment operations:
Net investment income	0.45	0.49	0.44	0.41	0.46
Net realized and unrealized gain (loss) on investments and foreign currency	2.00	3.97	(1.77)	2.82	0.54 (3)
Total from investment operations	2.45	4.46	(0.73)	3.23	1.00

Less distributions:
From net investment income	(0.42)	(0.50)	(0.45)	(0.42)	(0.47)
From net realized gain	- (1)	(0.13)	-	-	-
Total distributions	(0.42)	(0.63)	(0.45)	(0.42)	(0.47)

Net asset value, end of period	$22.77	$20.74	$16.91	$18.09	$15.28

Total return	12.26%	26.71%	(4.14)%	21.34%	6.83%

Ratios/supplemental data:
Net assets, end of period (millions)	$22.1	$12.9	$8.5	$9.0	$7.8

Ratio of expenses to average net assets:
Before fees waived	1.56%	1.98%	2.00%	2.06%	2.11%
After fees waived (2)	0.68%	0.68%	0.68%	0.68%	0.70	%(4)

Ratio of net investment income to average net assets:
Before fees waived	1.43%	1.30%	1.12%	1.07%	1.41%
After fees waived	2.31%	2.60%	2.44%	2.45%	2.82%

Portfolio turnover rate	11.48%	18.51%	23.71%	18.61%	21.57%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	An affiliate of the Fund reimbursed the Fund $203 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Energy Fund	2020		2019	2018	2017	2016

Net asset value, beginning of period	$19.62		$18.13	$22.71	$23.29	$18.54

Income from investment operations:
Net investment income	0.45		0.45	0.29	0.30	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(7.15)		1.42	(4.56)	(0.56)	4.75
Total from investment operations	(6.70)		1.87	(4.27)	(0.26)	5.01

Less distributions:
From net investment income	(0.45)		(0.38)	(0.30)	(0.32)	(0.26)
From net realized gain	-		-	(0.01)	-	-
Total distributions	(0.45)		(0.38)	(0.31)	(0.32)	(0.26)

Redemption fee proceeds	-		-	-	-	- (1)

Net asset value, end of period	$12.47		$19.62	$18.13	$22.71	$23.29

Total return	(34.22)%		10.40%	(18.92)%	(1.06)%	27.04%

Ratios/supplemental data:
Net assets, end of period (millions)	$8.7		$16.8	$19.6	$31.8	$49.0

Ratio of expenses to average net assets
Before fees waived/recaptured	2.56%		1.91%	1.60%	1.62%	1.53%
After fees waived/recaptured (2)	1.46	%(3)	1.45%	1.45%	1.45%	1.45%

Ratio of net investment income to average net assets
Before fees waived/recaptured	2.39%		1.65%	1.04%	1.01%	1.10%
After fees waived/recaptured	3.49%		2.11%	1.19%	1.18%	1.18%

Portfolio turnover rate	15.49%		9.81%	14.39%	6.25%	14.96%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Innovators Fund - Investor Class	2020	2019	2018		2017	2016

Net asset value, beginning of period	$45.66	$34.89	$44.98		$34.15	$31.47

Income from investment operations:
Net investment income (loss)	(0.06)	0.12	0.13		0.09	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	16.53	12.73	(7.56)		11.76	2.69
Total from investment operations	16.47	12.85	(7.43)		11.85	2.99

Less distributions:
From net investment income	-	(0.11)	(0.15)		(0.04)	(0.31)
From net realized gain	(1.60)	(1.97)	(2.51)		(0.98)	-
Total distributions	(1.60)	(2.08)	(2.66)		(1.02)	(0.31)

Net asset value, end of period	$60.53	$45.66	$34.89		$44.98	$34.15

Total return	36.17%	37.00%	(16.80)%		34.75%	9.51%

Ratios/supplemental data:
Net assets, end of period (millions)	$147.8	$134.8	$131.2		$185.9	$133.7

Ratio of expenses to average net assets:
Before fees waived/recaptured	1.24%	1.35%	1.30%		1.33%	1.35%
After fees waived/recaptured (2)	1.24%	1.24%	1.25	%(3)	1.24%	1.24%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.10)%	0.17%	0.23%		0.13%	0.71%
After fees waived/recaptured	(0.10)%	0.28%	0.28%		0.22%	0.82%

Portfolio turnover rate	14.44%	15.56%	28.93%		19.86%	31.25%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses to 1.24% excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Innovators Fund - Institutional Class	2020	2019	2018		2017	2016

Net asset value, beginning of period	$45.84	$34.99	$45.08		$34.20	$31.47

Income from investment operations:
Net investment income	0.07	0.22	0.24		0.16	0.20
Net realized and unrealized gain (loss) on investments and foreign currency	16.60	12.79	(7.58)		11.82	2.88
Total from investment operations	16.67	13.01	(7.34)		11.98	3.08

Less distributions:
From net investment income	(0.02)	(0.19)	(0.24)		(0.12)	(0.35)
From net realized gain	(1.60)	(1.97)	(2.51)		(0.98)	-
Total distributions	(1.62)	(2.16)	(2.75)		(1.10)	(0.35)

Net asset value, end of period	$60.89	$45.84	$34.99		$45.08	$34.20

Total return	36.46%	37.35%	(16.59)%		35.07%	9.81%

Ratios/supplemental data:
Net assets, end of period (millions)	$55.2	$45.9	$33.6		$44.1	$25.7

Ratio of expenses to average net assets:
Before fees waived	1.07%	1.21%	1.13%		1.17%	1.38%
After fees waived (1)	0.99%	0.99%	1.00	%(2)	0.99%	0.99%

Ratio of net investment income to average net assets:
Before fees waived	0.06%	0.31%	0.40%		0.30%	0.68%
After fees waived	0.14%	0.53%	0.53%		0.48%	1.07%

Portfolio turnover rate	14.44%	15.56%	28.93%		19.86%	31.25%

(1)	The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(2)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Renminbi Yuan & Bond Fund	2020		2019	2018		2017	2016

Net asset value, beginning of period	$11.53		$11.25	$12.00		$11.03	$11.63

Income from investment operations:
Net investment income	0.24		0.34	0.29		0.23	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.78		0.05	(0.54)		0.85	(0.59)
Total from investment operations	1.02		0.39	(0.25)		1.08	(0.40)

Less distributions:
From net investment income	(0.05)		-	(0.49)		(0.09)	-
Return of capital	-		(0.13)	(0.01)		(0.02)	(0.20)
Total distributions	(0.05)		(0.13)	(0.50)		(0.11)	(0.20)

Redemption fee proceeds	-	(1)	0.02	-	(1)	-	-	(1)

Net asset value, end of period	$12.50		$11.53	$11.25		$12.00	$11.03

Total return	8.89%		3.68%	(2.12)%		9.79%	(3.52)%

Ratios/supplemental data:
Net assets, end of period (millions)	$3.9		$1.5	$2.2		$2.6	$2.3

Ratio of expenses to average net assets:
Before fees waived	5.26%		6.79%	3.52%		4.17%	4.35%
After fees waived (2)	0.91	%(3)	0.90%	0.93	%(3)	0.90%	1.00	%(3)

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(1.90)%		(1.95)%	0.34%		(1.33)%	(0.71)%
After fees waived/recaptured	2.45%		3.94%	2.93%		1.94%	2.64%

Portfolio turnover rate	36.26%		0.00%	34.93%		66.21%	13.00%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.03% and 0.10% for the years ended December 31, 2020, 2018 and 2016, respectively.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Currently, the Trust offers ten separate, series portfolios, each of which has a unique investment objective and strategies. This report covers the eight open-end mutual funds: Guinness Atkinson Alternative Energy Fund (the “Alternative Energy Fund”), Guinness Atkinson Asia Focus Fund (the “Asia Focus Fund”), Guinness Atkinson Asia Pacific Dividend Builder Fund (the “Asia Pacific Dividend Builder Fund”), Guinness Atkinson China & Hong Kong Fund (the “China & Hong Kong Fund”), Guinness Atkinson Global Energy Fund (the “Global Energy Fund”), Guinness Atkinson Global Innovators Fund (the “Global Innovators Fund”), Guinness Atkinson Dividend Builder Fund (the “Dividend Builder Fund”) and Guinness Atkinson Renminbi Yuan & Bond Fund (the “Renminbi Yuan & Bond Fund”), all of which (each a “Fund” and collectively, the “Funds”) are covered by this report. Except for the Renminbi Yuan & Bond Fund, each Fund is a diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Dividend Builder Fund began operations on March 30, 2012. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund’s investment objective is long-term capital appreciation. The Asia Pacific Dividend Builder Fund’s investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund’s investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Dividend Builder Fund’s investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2 - Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. (“GAAP”).

A.	Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds’ Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund’s statement of operations.

B.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 8 for further information on forward foreign currency contracts held in each Fund.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.

D.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

E.	Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

F.	Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

G.	Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate (“LIBOR”). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

H.	Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Builder Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund’s investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

I.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

J.	Reclassifications. Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or new asset value per share and were primarily attributed to differences in the treatment of foreign currency and net investment losses. For the year ended December 31, 2020, permanent differences in book and tax accounting have been reclassified as follows:

	Distributable Earnings /(Losses)	Paid in Capital
Alternative Energy Fund	$107,273	$(107,273)
Asia Focus Fund	-	-
Asia Pacific Dividend Fund	(2,063,802)	2,063,802
China & Hong Kong Fund	1	(1)
Dividend Builder Fund	-	-
Global Energy Fund	-	-
Global Innovators Fund	106,500	(106,500)
Renminbi Yuan & Bond Fund	-	-

K.	Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open year ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 - Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Advisor”), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Dividend Builder Fund	0.45%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2024
Asia Focus Fund	1.98%	June 30, 2021
Asia Pacific Dividend Builder Fund	1.10%	June 30, 2024
China & Hong Kong Fund	1.98%	June 30, 2021
Dividend Builder Fund	0.68%	June 30, 2024
Global Energy Fund	1.45%	June 30, 2021
Global Innovators Fund - Investor Class	1.24%	June 30, 2021
Global Innovators Fund - Institutional Class	0.99%	June 30, 2021
Renminbi Yuan & Bond Fund	0.90%	June 30, 2021

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the year ended December 31, 2020, the Advisor waived fees and absorbed expenses as follows:

Alternative Energy Fund	$56,176
Asia Focus Fund	$37,318
Asia Pacific Dividend Builder Fund	$143,941
Dividend Builder Fund	$139,792
Global Energy Fund	$108,558
Global Innovators Fund	$36,040
Renminbi Yuan & Bond Fund	$98,235
Total	$620,060

At December 31, 2020, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

	December 31,
Fund	2021	2022	2023	Total
Alternative Energy Fund	$60,122	$89,239	$56,176	$205,537
Asia Focus Fund	4,300	47,255	37,318	88,873
Asia Pacific Dividend Builder Fund	127,356	135,471	143,941	406,768
Dividend Builder Fund	124,396	138,394	139,792	402,582
Global Energy Fund	42,666	87,056	108,558	238,280
Global Innovators Fund	143,158	240,701	36,040	419,899
Renminbi Yuan & Bond Fund	74,469	102,254	98,235	274,958

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Mutual Fund Administration, LLC (the “Administrator”) acts as the Funds’ administrator under an administration agreement. The fees paid to the Administrator for the year ended December 31, 2020 are reported on the Statements of Operations.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds. The fees paid for CCO services for the year ended December 31, 2020 are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the year ended December 31, 2020 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4 - Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Board of Trustees has not authorized the Funds to make payments under the Distribution Plan. Currently, no payment is being made by the Funds.

Note 5 - Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the year ended December 31, 2020 are reported on the Statements of Operations.

Note 6 - Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2020 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	10,995,401	4,127,667
Asia Focus Fund	4,832,372	7,074,978
Asia Pacific Dividend Builder Fund	15,794,245	20,015,664
China & Hong Kong Fund	26,683,330	35,271,585
Dividend Builder Fund	7,868,531	1,775,672
Global Energy Fund	1,527,005	3,567,560
Global Innovators Fund	25,427,629	59,007,414
Renminbi Yuan & Bond Fund	2,200,337	647,186

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the year ended December 31, 2020.

Note 7 - Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2020, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Basic Materials	$726,751	$1,698,457	$-	$2,425,208
Communications	-	1,036,233	-	1,036,233
Consumer, Cyclical	1,663,444	856,641	-	2,520,085
Energy	3,622,456	2,909,474	-	6,531,930
Industrial	2,425,010	2,111,832	-	4,536,842
Technology	861,781	-	-	861,781
Utilities	3,822,012	3,463,067	-	7,285,079
Total Investments, at value	13,121,454	12,075,704	-	25,197,158
Total Assets	$13,121,454	$12,075,704	$-	$25,197,158

Asia Focus Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$2,321,905	$581,124	$-	$2,903,029
Consumer, Cyclical	-	2,725,230	-	2,725,230
Consumer, Non-cyclical	631,754	2,445,930	-	3,077,684
Energy	-	524,449	-	524,449
Financial	-	1,597,077		1,597,077
Industrial	-	5,075,912	-	5,075,912
Technology	545,889	2,529,048	-	3,074,937
Total Investments, at value	3,499,548	15,478,770	-	18,978,318
Total Assets	$3,499,548	$15,478,770	$-	$18,978,318

Asia Pacific Dividend Builder Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$-	$107,605	$-	$107,605
Consumer, Cyclical	222,301	654,062	-	876,363
Consumer, Non-cyclical	-	675,419	-	675,419
Financial	111,175	1,269,975	-	1,381,150
Industrial	-	436,179	-	436,179
Technology	-	538,380	-	538,380
Utilities	-	111,495	-	111,495
Total Investments, at value	333,476	3,793,115	-	4,126,591
Total Assets	$333,476	$3,793,115	$-	$4,126,591

China & Hong Kong Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$7,012,942	$4,851,863	$-	$11,864,805
Consumer, Cyclical	2,610,630	13,273,702	-	15,884,332
Consumer, Non-cyclical	5,611,072	7,622,221	-	13,233,293
Financial	-	5,983,622	-	5,983,622
Industrial	-	14,287,962	-	14,287,962
Technology	2,286,509	1,701,070	-	3,987,579
Utilities	-	1,137,043	-	1,137,043
Total Investments, at value	17,521,153	48,857,483	-	66,378,636
Total Assets	$17,521,153	$48,857,483	$-	$66,378,636

Dividend Builder Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$556,153	$-	$-	$556,153
Consumer, Cyclical	641,343	764,484	-	1,405,827
Consumer, Non-cyclical	2,977,873	6,224,586	-	9,202,459
Financial	2,452,144	602,488	-	3,054,632
Industrial	2,322,933	1,760,828	-	4,083,761
Technology	1,832,654	717,716	-	2,550,370
Total Investments, at value	10,783,100	10,070,102	-	20,853,202
Total Assets	$10,783,100	$10,070,102	$-	$20,853,202

Global Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Energy	$4,667,835	$3,937,736	$-	$8,605,571
Industrial	-	19,546	-	19,546
Rights:	12,570	-	-	12,570
Total Investments, at value	4,680,405	3,957,282	-	8,637,687
Total Assets	$4,680,405	$3,957,282	$-	$8,637,687

Global Innovators Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$33,096,125	$7,126,038	$-	$40,222,163
Consumer, Cyclical	7,361,816	8,090,792	-	15,452,608
Consumer, Non-cyclical	40,893,121	-	-	40,893,121
Financial	19,390,685	-	-	19,390,685
Industrial	6,285,292	13,741,328	-	20,026,620
Technology	46,784,908	19,118,594	-	65,903,502
Total Investments, at value	153,811,947	48,076,752	-	201,888,699
Total Assets	$153,811,947	$48,076,752	$-	$201,888,699

Renminbi Yuan & Bond Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Consumer, Cyclical	$-	$614,114	$-	$614,114
Financial	-	2,311,097	-	2,311,097
Government	-	312,907	-	312,907
Total Investments, at value	-	3,238,118	-	3,238,118
Total Assets	$-	$3,238,118	$-	$3,238,118

Note 8 - Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the year ended December 31, 2020 and did not have any outstanding forward contracts as of December 31, 2020.

Note 9 - Tax Matters

As of December 31, 2020, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$16,397,370	$10,532,965	$2,932,772	$43,154,890
Gross tax unrealized appreciation	8,834,922	8,683,146	1,205,208	24,982,702
Gross tax unrealized depreciation	(35,134)	(237,793)	(17,332)	(1,758,956)
Net tax unrealized appreciation on investments	8,799,788	8,445,353	1,187,876	23,223,746
Net tax unrealized appreciation on foreign-currency denominated assets and liabilities	153	313	186	27
Net tax unrealized appreciation *	8,799,941	8,445,666	1,188,062	23,223,773
Undistributed net ordinary income	-	65,657	116,142	747,995
Undistributed Long-Term Capital Gains	-	558,474	-	2,802,212
Post October loss **	(2,781)	-	(394)	-
Capital loss carryforward	(37,637,315)	-	-	-
Other accumulated gain/(loss)	(88)	-	(174)	-
Total accumulated gain/(loss)	$(28,840,243)	$9,069,797	$1,303,636	$26,773,980

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$15,409,005	$14,947,290	$94,930,532	$3,151,804
Gross tax unrealized appreciation	5,709,798	675,095	107,042,708	111,794
Gross tax unrealized depreciation	(265,601)	(6,984,698)	(84,541)	(25,480)
Net tax unrealized appreciation (depreciation) on investments	5,444,197	(6,309,603)	106,958,167	86,314
Net tax unrealized appreciation on foreign-currency denominated assets and liabilities	1,697	2,024	9,965	4,701
Net tax unrealized appreciation (depreciation) *	5,445,894	(6,307,579)	106,968,132	91,015
Undistributed net ordinary income	14,030	4,350	-	12,148
Undistributed Long-Term Capital Gains	-	-	6,962,212	-
Post October loss **	-	(132,595)	(295)	-
Capital loss carryforward	(632,653)	(27,722,176)	-	(4,237,080)
Other accumulated gain/(loss)	-	-	-	-
Total accumulated gain/(loss)	$4,827,271	$(34,158,000)	$113,930,049	$(4,133,917)

*	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

**	Under the current tax law, capital and currency losses realized after October 31 and prior to a Fund's fiscal year end may be deferred as occurring on the first day of the following year.

As of December 31, 2020, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
No Expiration Long-term	$37,637,315	$-	$-	$-	$506,864	$24,389,590	$-	$3,271,504
No Expiration Short-term	-	-	-	-	125,789	3,332,586	-	965,576
Total	$37,637,315	$-	$-	$-	$632,653	$27,722,176	$-	$4,237,080

For the year ended December 31, 2020, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund utilized capital loss carryforwards of $1,160,176 and $112,004, respectively.

The tax character of distributions (other than return of capital distributions) paid during 2020 and 2019 fiscal years are as follows:

	2020		2019
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Alternative Energy Fund	$-	$-	$-	$-
Asia Focus Fund	255,001	800,464	101,608	1,000,034
Asia Pacific Dividend Builder Fund	488,673	-	146,370	-
China & Hong Kong Fund	875,966	1,440,984	1,400,561	1,445,382
Dividend Builder Fund	345,035	3,960	288,763	79,974
Global Energy Fund	339,997	-	326,563	-
Global Innovators Fund	177,487	5,099,892	485,044	7,546,062
Renminbi Yuan & Bond Fund	6,438	-	-	-

Note 10 - Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note 11 – Recent Market Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 12 - Reorganizations

On May 14, 2020, the Board of Trustees approved the conversions of the Asia Pacific Dividend Builder Fund into the SmartETFs Asia Pacific Dividend Builder ETF, and the Dividend Builder Fund into the SmartETFs Dividend Builder ETF. On August 14, 2020, the Board of Trustees approved the conversion of the Alternative Energy Fund into the SmartETFs Sustainable Energy ETF. There will be no change in investment objective, strategies or portfolio management. A Prospectus/Information Statement with respect to the conversions will be mailed before the consummation of the conversion to holders of each Fund’s shares as of the record date.

Note 13 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Guinness Atkinson Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Builder Fund, China & Hong Kong Fund, Global Energy Fund, Global Innovators Fund, Renminbi Yuan & Bond Fund and Dividend Builder Fund (the “Funds”), each a series of Guinness Atkinson Funds (the “Trust”), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2021

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling “toll-free” (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov. Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available on the SEC’s website.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Tax Information

For the year ended December 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	N/A
Asia Focus Fund	66%
Asia Pacific Dividend Builder Fund	4%
China & Hong Kong Fund	61%
Dividend Builder Fund	100%
Global Energy Fund	100%
Global Innovators Fund	100%
Renminbi Yuan & Bond Fund	N/A

For the year ended December 31, 2020, pursuant to Section 853(b)(3) of the Internal Revenue Code, the Asia Focus Fund, China & Hong Kong Fund, Dividend Builder Fund and the Global Innovators Fund designates $800,464, $1,440,984, $4,026 and $5,100,188 respectively, as long-term capital gains.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Funds designate the following income earned from foreign sources and foreign taxes paid for the year ended December 31, 2020:

	Foreign Sourced Income		Foreign Taxes Paid
	Total Amount	Per Share Amount	Total Amount	Per Share Amount
Alternative Energy Fund	N/A	N/A	N/A	N/A
Asia Focus Fund	$294,680	$0.37	$43,430	$0.06
Asia Pacific Dividend Builder Fund	297,259	1.20	23,304	0.09
China & Hong Kong Fund	1,308,910	0.51	49,327	0.02
Dividend Builder Fund	292,078	0.30	19,369	0.03
Global Energy Fund	223,742	0.32	46,353	0.06
Global Innovators Fund	N/A	N/A	N/A	N/A
Renminbi Yuan & Bond Fund	N/A	N/A	N/A	N/A

guinness atkinson Funds

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Guinness Atkinson Funds (the “Trust”) met on December 4, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Guinness Atkinson Alternative Energy Fund

Guinness Atkinson Asia Focus Fund

Guinness Atkinson Asia Pacific Dividend Builder Fund

Guinness Atkinson China & Hong Kong Fund

Guinness Atkinson Dividend Builder Fund

Guinness Atkinson Global Energy Fund

Guinness Atkinson Global Innovators Fund

Guinness Atkinson Renminbi Yuan & Bond Fund

The Board has appointed Guinness Atkinson Asset Management, Inc., the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. At the Meeting, the Program Administrator provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from September 9, 2019 (Fund Program adoption) through September 30, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;
•	An overview of each Fund’s investment strategy and the liquidity of its portfolio investments during the Program Reporting Period;
•	Redemption history of each fund
•	Other funding sources; and
•	Each Fund’s compliance with the 15% limit of illiquid investments.

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a primarily highly liquid fund and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Unless otherwise noted, each Trustee and officer’s address is 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling toll-free, 1-800-915-6565 or by visiting the Funds’ website at www.gafunds.com.

Name and Age	Position(s) Held with the Trust†	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Non-Interested Trustees
J. Brooks Reece, Jr. (73)	Trustee and Chairman	Indefinite; Since April 1994	Retired, CEO, Adcole Corp, from 1989 to 2017.	14	None
James I. Fordwood (74)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	14	None
Dr. Bret A. Herscher (62)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	14	None
Susan Penry-Williams (75)	Trustee	Indefinite; Since February 2016	Retired; Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	14	None

Interested Trustee
Timothy W.N. Guinness* 18 Smith Square London, England SW1P 3HZ (73)	Trustee	Indefinite; Since April 1994	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010; Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., since 2000.	14	None

Name and Age	Position(s) Held with the Trust†	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Officers
James Atkinson (63)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.	N/A	N/A
Patrick Keniston (56)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.	N/A	N/A
Rita Dam (54)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.	N/A	N/A
Joy Ausili (54)	Secretary and Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Sardjono Kadiman (45)	Assistant Treasurer	Since September 2009	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).	N/A	N/A
Lyna Phan (45)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).	N/A	N/A

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees	Contact Guinness AtkinsonTM Funds

J. Brooks Reece, Jr. Chairman	P.O. Box 701
James I. Fordwood	Milwaukee, WI 53201-0701
Timothy W.N. Guinness	Shareholder Services: 800-915-6566
Dr. Bret A. Herscher	Literature Request: 800-915-6565
Susan Penry-Williams	Website: www.gafunds.com
Email: mail@gafunds.com

Guinness Atkinson TM Funds
Funds	Cusip	Ticker	Fund #
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Builder Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Dividend Builder Fund	402031 80 1	GAINX	1092
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-915-6565.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$131,800	$131,800
Audit-Related Fees	N/A	N/A
Tax Fees	$24,000	$24,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.
(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/10/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/10/2021

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	3/10/2021